UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
          CONSENT STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                            AND EXCHANGE ACT OF 1934

Filed by the Registrant                       [ ]
Filed by a Party other than the Registrant    [X]

Check the appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-12

                                 SIX FLAGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  RED ZONE LLC
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which the transaction applies:
        ________________________________________________________________________

    (2) Aggregate number of securities to which the transaction applies:
        ________________________________________________________________________

    (3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ________________________________________________________________________

    (4) Proposed maximum aggregate value of the transaction:
        ________________________________________________________________________

    (5) Total fee paid:
        ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:
        ________________________________________________________________________

    (3) Filing Party:
        ________________________________________________________________________

    (4) Date Filed:

                  --------------------------------------------

The following information was prepared for Red Zone LLC in connection with its analysis of certain Six Flags, Inc. real estate assets.

Staubach
--------
A World of Real Estate Knowlege

                                Valencia Overview

o The Newhall Land and Farming Company (a California limited partnership) owns 51,620 acres devoted to real estate and agricultural operations. Its primary business is developing master-planned communities. Newhall Ranch, its next new town and Valencia together form one of the nation's most valuable land holdings - 36,000 acres, 30 miles north of downtown Los Angeles.

o Lennar Corporation and LNR Property Corporation acquired The Newhall Land and Farming Company in 2004.

o The property adjacent to the subject property is owned by Newhall Land & Farming, which is being planned for a 454-acre business park incorporating recreational, office, technology, retail, mixed use, residential and hospitality uses.

o The Newhall Land and Farming Company's primary focus is the community of Valencia which is about 15,000 acres and currently is about two-thirds complete. There are about 4,000 residential lots, 370 net acres of industrial land and about 700 net acres of commercial land remaining to be developed.

o Newhall Ranch, the company's next new community, is scheduled to contain about 20,885 homes and about 1,000 gross acres of commercial, industrial and mixed-use development. Development is expected to begin in late 2006.

o Valencia and Newhall Ranch, together, form one of the nation's most valuable landholdings. They are located on the Company's 36,000 acres, 30 miles north of downtown Los Angeles.

Staubach
--------
A World of Real Estate Knowlege

                          Current Land Parcels for Sale

                             [6 graphics ommitted]

Project Name         Magic        Valencia     Gateway V -    Gateway V -     Needham      The Mesa's    Springcreek
                   Mountain       Spectrum       Phase I       Phase II        Ranch      Business Park     Ranch
                 Entertainment                                                Business
                                                                                Park
Project Owner    Newhall Land   Newhall Land  Newhall Land   Newhall Land   Newhall Land  Newhall Land     Private
                                                                                                          Investment
                                                                                                            Group

Land Size          400 Acres     101 Acres      32 Acres      24-28 Acres    170 Acres     1,140 Acres     58 Acres
                                                                                                            Total

Delivery Date     2nd Quarter      2-3rd       2nd Quarter   Phase I: 2006      2007          2009           2006
                     2007       Quarter 2007      2006         Phase II:      pending
                                                                 2009       Entitlements

Asking Price       $18.00 -       $18.00 -      $17.00 -       $17.00 -         TBD            TBD           TBD
                  $20.00/psf     $20.00/psf    $18.00/psf     $18.00/psf

Notes             The largest    Slated for    Located at     Located in     Located SE      Located      Located in
                 of immediate    mixed use     entrance to      Gateway     of Valencia   south of Hwy     Saugus.
                   sites for    development:     Gateway       Commerce       near 14         126.         Site is
                 development.   commercial,     Commerce        Center,     Freeway and    Development   adjacent to
                    Located      industrial      Center,      adjacent to    5 Freeway.     slated to        San
                  adjacent to    and retail    adjacent to     Hwy 236.       Delivery     bring over      Fernando
                   Six Flags       uses.        Hwy 126.                      could be    20,000 homes     Road and
                     Magic       Located at                                     more       and 18,000     currently
                   Mountain     intersection                                 immediate    jobs to area   houses over
                   Park and      of Hwy 126                                   pending      in next 30      500K, of
                 Interstate 5.    and I-5.                                      City          years       industrial
                                                                              Council
                                                                             approval.


Subject Property:        Six Flags Magic Mountain
Address:                 26101 Magic Mountain Parkway
                         Valencia, California 91355
Parcel Size:             257 acres (11,194,920 square feet)

                         Estimated Value for Land Parcel

            High          $14 per square foot        $156,728,880
            Medium        $12.50 per square foot     $139,936,500
            Low           $10.50 per square foot     $117,546,660

Comments: Value may vary depending on size and location of final parcel to be sold, and timing of sale.

[Map of "29011a Avenue Williams, Valencia, CA" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

This copyrighted report contains research licensed to The Stanbach Company -
70575

1. 29011a Avenue Williams - Gateway III, Phase I, Land-Lot 10

Valencia, CA 91355
Land of 3.16 AC is for sale at $1,858,270 ($588,060.13/AC)

                             Investment Information

                             Sale Price: $1,858,270
                              Price/AC: $588,060.13

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,960


                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  3.16 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Land-Lot 10
Topography:  Level

[Map of "29011a Avenue Williams, Valencia, CA" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

2.    Centre Pointe Pky - Land

Santa Clarita, CA 91350 - Santa Clarita Valley Submarket
Land of 22.90 AC is for sale at $2,900,000 ($126,637.55/AC)

                             Investment Information

                             Sale Price: $2,900,000
                              Price/AC: $126,637.55

                           Sale Status: Under Contract
                               Sale Conditions: -

                               Days on Market: 720


                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  22.90 AC  Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Land
Topography:  Level

[Map of "Centre Pointe Pky" omitted.  Source: (c) 2005 MapQuest.com, Inc.;
(c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

3.    28250 Constellation Rd - Rye Canyon Business Park, Land-Lot 21

Santa Clarita, CA 91355 - Santa Clarita Valley Submarket
Land of 7.51 AC is for sale at $3,191,282 ($424,711.47/AC)

                             Investment Information

                             Sale Price: $3,191,282
                              Price/AC: $424,711.47

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,228


                                Investment Notes

This is Lot 21 of the South Campus in the Rye Canyon Business Park. Located in this master planned state-of-the-art business park, this vacant land has potential for retail use. It offers excellent freeway access to the Golden State (I-5) and Highway 126. The area offers an abundant and diverse labor pool.

                                Land Information

Zoning:  BP                   Proposed Use:  Commercial
Density:  -                   Parcel Size:  7.51 AC   Lot Dimensions:  -
Number of Lots:  1            On-Site Improv:  Rough graded
Improvements:  -

Name:  Land-Lot 21
Topography:  Level

Off-Site Improv:  Gas, Sewer, Water

[Map of "28250 Constellation Rd - Rye Canyon Business Park, Land-Lot 21" omitted. Source: (c) 2005 MapQuest.com, Inc., (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

4.    28251 Constellation Rd - Rye Canyon Business Park, Land-Lot 28

Santa Clarita, CA 91355 - Santa Clarita Valley Submarket
Land of 4.49 AC is for
sale at $1,907,422 ($424,711.54/AC)

                             Investment Information

                             Sale Price: $1,907,422
                              Price/AC: $424,711.54

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,228


                                Investment Notes

This is Lot 28 of the South Campus in the Rye Canyon Business Park. Located in this master planned state-of-the-art business park, this vacant land has potential for retail use. It offers excellent freeway access to the Golden State (I-5) and Highway 126. The area offers an abundant and diverse labor pool.

                                Land Information

Zoning:  BP                   Proposed Use:  Commercial
Density:  -                   Parcel Size:  4.49 AC   Lot Dimensions:  -
Number of Lots:  1            On-Site Improv:  Rough graded
Improvements:  -

Name:  Land-Lot 28
Topography:  Level
Off-Site Improv:  Gas, Sewer, Water

[Map of "28251 Constellation Rd - Rye Canyon Business Park, Land-Lot 28" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

5.    28260 Constellation Rd - Rye Canyon Business Park, Land-Lot 20

Santa Clarita, CA 91355 - Santa Clarita Valley Submarket
Land of 11.86 AC is for
sale at $4,650,651 ($392,039.84/AC)

                             Investment Information

                             Sale Price: $4,650,651
                              Price/AC: $392,039.84

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,228


                                Investment Notes

This is Lot 20 of the South Campus in the Rye Canyon Business Park. Located in this master planned state-of-the-art business park, this vacant land has potential for retail use. It offers excellent freeway access to the Golden State (I-5) and Highway 126. The area offers an abundant and diverse labor pool.

                                Land Information

Zoning:  BP                   Proposed Use:  Commercial
Density:  -                   Parcel Size:  11.86 AC  Lot Dimensions:  -
Number of Lots:  1            On-Site Improv:  Rough graded
Improvements:  -

Name:  Land-Lot 20
Topography:  Level
Off-Site Improv:  Gas, Sewer, Water

[Map of "28260 Constellation Rd - Rye Canyon Business Park, Land-Lot 20" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

6.    28261 Constellation Rd - Rye Canyon Business Park, Land-Lot 29

Santa Clarita, CA 91355 - Santa Clarita Valley Submarket
Land of 4.72 AC is for sale at $2,005,926 ($424,714.38/AC)

                             Investment Information

                             Sale Price: $2,005,926
                              Price/AC: $424,714.38

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,228


                                Investment Notes

This is Lot 29 of the South Campus in the Rye Canyon Business Park. Located in this master planned state-of-the-art business park, this vacant land has potential for retail use. It offers excellent freeway access to the Golden State (I-5) and Highway 126. The area offers an abundant and diverse labor pool.

                                Land Information

Zoning:  BP                   Proposed Use:  Commercial
Density:  -                   Parcel Size:  4.72 AC   Lot Dimensions:  -
Number of Lots:  1            On-Site Improv:  Rough graded
Improvements:  -

Name:  Land-Lot 29
Topography:  Level
Off-Site Improv:  Gas, Sewer, Water

[Map of "28261 Constellation Rd - Rye Canyon Business Park, Land-Lot 29" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

7.    28270 Constellation Rd - Rye Canyon Business Park, Land-Lot 19

Santa Clarita, CA 91355 - Santa Clarita Valley Submarket
Land of 8.05 AC is for
sale at $3,420,125 ($424,712.52/AC)

                             Investment Information

                             Sale Price: $3,420,125
                              Price/AC: $424,712.52

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,228


                                Investment Notes

This is Lot 19 of the South Campus in the Rye Canyon Business Park. Located in this master planned state-of-the-art business park, this vacant land has potential for retail use. It offers excellent freeway access to the Golden State (I-5) and Highway 126. The area offers an abundant and diverse labor pool.

                                Land Information

Zoning:  BP                   Proposed Use:  Commercial
Density:  -                   Parcel Size:  8.05 AC   Lot Dimensions:  -
Number of Lots:  1            On-Site Improv:  Rough graded
Improvements:  -

Name:  Land-Lot 19
Topography:  Level
Off-Site Improv:  Gas, Sewer, Water

[Map of "28270 Constellation Rd - Rye Canyon Business Park, Land-Lot 19" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

8.    28271 Constellation Rd - Rye Canyon Business Park, Land-Lot 30

Santa Clarita, CA 91355 - Santa Clarita Valley Submarket
Land of 7.26 AC is for sale at $3,083,564 ($424,709.93/AC)

                             Investment Information

                             Sale Price: $3,083,564
                              Price/AC: $424,709.93

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,228


                                Investment Notes

This is Lot 30 of the South Campus in the Rye Canyon Business Park. Located in this master planned state-of-the-art business park, this vacant land has potential for retail use. It offers excellent freeway access to the Golden State (I-5) and Highway 126. The area offers an abundant and diverse labor pool.

                                Land Information

Zoning:  BP                   Proposed Use:  Commercial
Density:  -                   Parcel Size:  7.26 AC   Lot Dimensions:  -
Number of Lots:  1            On-Site Improv:  Rough graded
Improvements:  -

Name:  Land-Lot 30
Topography:  Level
Off-Site Improv:  Gas, Sewer, Water

[Map of "28271 Constellation Rd - Rye Canyon Business Park, Land-Lot 30" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

9.    28450a Livingston Ave - Gateway III, Phase II, Land-Lot 24 & 25

Valencia, CA 91355
Land of 6.07 AC is for sale at $3,239,010 ($533,627.14/AC)

                             Investment Information

                             Sale Price: $3,239,010
                              Price/AC: $533,627.14

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,960


                                Investment Notes

This space is 5.49 acres (239,144sf) of vacant land and is available to purchase for $13.50/sf. It is part of the Valencia Gateway III and is close to the Golden State Freeway and I-216. There are sewer, water and gas lines in the street.

                                Land Information

Zoning:  M1.5                 Proposed Use:  -
Density:  -                   Parcel Size:  6.07 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Land-Lot 24 & 25
Topography:  Level

[Map of "28450a Livingston Ave - Gateway III, Phase II, Land-lot 24 & 25" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

10. 28510a Livingston Ave - Gateway III, Phase II, Land-Lot 8

Valencia, CA 91355
Land of 3.68 AC is for sale at $2,164,060 ($588,059.78/AC)

                             Investment Information

                             Sale Price: $2,164,060
                              Price/AC: $588,059.78

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,960


                                Investment Notes

This space is 3.68 acres (160,300sf) of vacant land that is available to purchase for $13.50/sf. It is part of the Valencia Gateway III and is close to Golden State Freeway and I-126. There are sewer, water and gas lines in the street.

                                Land Information

Zoning:  M1.5                 Proposed Use:  -
Density:  -                   Parcel Size:  3.68 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Land-Lot 8
Topography:  Level

[Map of "28510a Livingston Ave - Gateway III, Phase II, Land-lot 8" omitted.
Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

11.   San Martinez Grande Canyo Rd - Land

Los Angeles, CA 91384
Land of 616 AC is for sale at $7,392,000 ($12,000/AC)

                             Investment Information

                             Sale Price: $7,392,000
                                Price/AC: $12,000

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 135


                                Investment Notes

A-2-2. Buyer to verify zoning will allow buyer's intended use.


                                Land Information

Zoning:  A-2-2                Proposed Use:  MultiFamily
Density:  -                   Parcel Size:  616 AC    Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Land
Topography:  Steep

[Map of "San Martinez Grande Canyo Rd - Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

12.   23658 Sierra Hwy - Land

Newhall, CA 91321 - Santa Clarita Valley Submarket
Land of 6.10 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 241


                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  6.10 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Land
Topography:  Level

[Map of "23658 Sierra Hwy - Land" omitted. Source: (c) 2005 MapQuest.com, Inc.,
(c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

13.   130629 The Old Rd

Castaic, CA 91384
Land of 3.33 AC is for sale at $3,000,000 ($900,900.90/AC)

                             Investment Information

                             Sale Price: $3,000,000
                              Price/AC: $900,900.90

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 36


                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  3.33 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Parcel Number:  2865-020-020

[Map of "30629 The Old Rd" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

14.   27439 Tourney Rd - Valencia Corporate Center, Lot 5

Valencia, CA 91355 - Santa Clarita Valley Submarket
Land of 3.02 AC is for sale at $3,025,673 ($1,001,878.48/AC)

                             Investment Information

                             Sale Price: $3,025,673
                             Price/AC: $1,001,878.48

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 324


                                Land Information

Zoning:  BP                   Proposed Use:  Commercial
Density:  -                   Parcel Size:  3.02 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Lot 5
Topography:  Level

[Map of "27439 Tourney Rd - Valencia Corporate Center, Lot 5" omitted. Source:
(c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

15.   27454 Tourney Rd - Valencia Corporate Center, Lot 2

Valencia, CA 91355 - Santa Clarita Valley Submarket
Land of 6.12 AC is for sale at $6,131,501 ($1,001,879.25/AC)

                             Investment Information

                             Sale Price: $6,131,501
                             Price/AC: $1,001,879.25

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 324


                                Land Information

Zoning:  BP                   Proposed Use:  Commercial
Density:  -                   Parcel Size:  6.12 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Lot 2
Topography:  Level

[Map of "27454 Tourney Rd - Valencia Corporate Center, Lot 2" omitted. Source:
(c) 2005 MapQuest.com, Inc., (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005


                                                           STAUBACH
                                                           A World of Real Estate Knowledge

           Scoreboard Magic Mountain Hurricane Harbor - Valencia, CA



NAME: Scoreboard Magic Mountain                                  City/County: Valencia Los Angeles
--------------------------------------------------------------------------------------------------------------------
ADDRESS: 26101 Magic Mountain Parkway                            STATE/ZIP: California 91355
--------------------------------------------------------------------------------------------------------------------
Site Characteristics
--------------------------------------------------------------------------------------------------------------------
                                                          Existing                          Acres
--------------------------------------------------------------------------------------------------------------------
Total Site                                                                                  260
--------------------------------------------------------------------------------------------------------------------
Amusement Park                                               X                              160
--------------------------------------------------------------------------------------------------------------------
WaterPark                                                    X                              12
--------------------------------------------------------------------------------------------------------------------
Safari Park
--------------------------------------------------------------------------------------------------------------------
Campgrounds
--------------------------------------------------------------------------------------------------------------------
Picnic Area
--------------------------------------------------------------------------------------------------------------------
Marine Mammals
--------------------------------------------------------------------------------------------------------------------
Underutilized (Acres)***                                                                    88
--------------------------------------------------------------------------------------------------------------------
Access to Underutilized Portion                                                             TBD
--------------------------------------------------------------------------------------------------------------------
Utilities to Underutilized Portion                                                          TBD
--------------------------------------------------------------------------------------------------------------------
Adjacent Uses to Underutilized Portion                                                      Mixed Use
--------------------------------------------------------------------------------------------------------------------
Comments
--------------------------------------------------------------------------------------------------------------------
Zoning/Entitlements/Legal Characteristics
--------------------------------------------------------------------------------------------------------------------
Ownership                                                                 Premier Parks, Inc.
--------------------------------------------------------------------------------------------------------------------
Current Zoning                                                  LCCR - Subject to Valencia Master Plan
--------------------------------------------------------------------------------------------------------------------
Surrounding Zoning                                                   Office, Industrial, & Retail
--------------------------------------------------------------------------------------------------------------------
Local Zoning Authority                                                            TBD
--------------------------------------------------------------------------------------------------------------------
Process Notes                                                                     TBD
--------------------------------------------------------------------------------------------------------------------
Comments
--------------------------------------------------------------------------------------------------------------------
Demographics                                                         1 mile      5 miles             10 miles
--------------------------------------------------------------------------------------------------------------------
Population Size                                                        216       111,089             216,514
--------------------------------------------------------------------------------------------------------------------
Population Growth 1990-2000                                          13.09%       33.40%              29.43%
--------------------------------------------------------------------------------------------------------------------
Average Household Income                                           $112,654      $87,241             $83,631
--------------------------------------------------------------------------------------------------------------------
Median Household Income                                             $90,625      $75,570             $69,393
--------------------------------------------------------------------------------------------------------------------
Per Capita Income                                                   $47,200      $29,014             $28,034
--------------------------------------------------------------------------------------------------------------------
Median Property Value                                              $413,636      $251,360            $247,259
--------------------------------------------------------------------------------------------------------------------
Comments: Demographic data taken from Census 2000
--------------------------------------------------------------------------------------------------------------------
Tax Records
--------------------------------------------------------------------------------------------------------------------
Assessed Land Value                                                               $36,878,347
--------------------------------------------------------------------------------------------------------------------
Assd Improvements                                                                 $18,716,009
--------------------------------------------------------------------------------------------------------------------
Purchase Price                                                                            TBD
--------------------------------------------------------------------------------------------------------------------
Estimated Annual Tax for Underutilized Land                                      $529,575****
--------------------------------------------------------------------------------------------------------------------
Comments: Tax estimate is preliminary based on public records and must be verified
--------------------------------------------------------------------------------------------------------------------
Market Comparable Analysis *                                   High              Medium                Low
--------------------------------------------------------------------------------------------------------------------
Estimated Current Sale Price / SF                           $14.00 /SF           $12.50 /SF         $10.50 /SF
--------------------------------------------------------------------------------------------------------------------
Comments: Verify Riperian Rights, topography, zoning, utilities
--------------------------------------------------------------------------------------------------------------------
Estimated Value for Underutilized Land**                    12 months            Increase           36 Months
--------------------------------------------------------------------------------------------------------------------
High                                                       $     53,665,920               30%  $         69,765,696
--------------------------------------------------------------------------------------------------------------------
Medium                                                     $     47,916,000               30%  $         62,290,800
--------------------------------------------------------------------------------------------------------------------
Low                                                        $     40,249,440               30%  $         52,324,272
--------------------------------------------------------------------------------------------------------------------
Median                                                     $     46,957,680                    $         61,044,984
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Comments:
--------------------------------------------------------------------------------

* Market data show magnitude of price range of land within "X" mile radius per Co-Star Market Data 7/7/2005; No discussion with local owners; Additional research required to give more accurate pricing

**  Value estimate in preliminary order of magnitude

*** Assumes reported underutilized land square footage is 100% usable; No site tours or engineering studies have been undertaken

**** Preliminary estimate

[Context Map of "Scoreboard Magic Mountain Hurricane Harbor - Valencia California" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Location Map of "Scoreboard Magic Mountain Hurricane Harbor - Valencia California" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Site Map of "Scoreboard Magic Mountain Hurricane Harbor - Valencia California" omitted. Source: Unknown]

[Current site image of "Scoreboard Magic Mountain Hurricane Harbor - Valencia California" omitted. Source: Unknown]

7/18/2005

The Staubach Company

Attachment B - 071405 Scoreboard Side details Valencia, CA

                                                         STAUBACH
                                                         A World of Real Estate Knowledge

                          Scoreboard America - Largo, MD

NAME: Scoreboard America                            City/County: Largo Prince Georges
--------------------------------------------------------------------------------------------------------------------
ADDRESS: 13710 Central Avenue                       STATE/ZIP: Maryland 20744
--------------------------------------------------------------------------------------------------------------------
Site Characteristics
--------------------------------------------------------------------------------------------------------------------
                                                                Existing                                      Acres
--------------------------------------------------------------------------------------------------------------------
Total Site                                                                                                      515
--------------------------------------------------------------------------------------------------------------------
Amusement Park                                                         X                                        131
--------------------------------------------------------------------------------------------------------------------
WaterPark                                                              X
--------------------------------------------------------------------------------------------------------------------
Safari Park
--------------------------------------------------------------------------------------------------------------------
Campgrounds
--------------------------------------------------------------------------------------------------------------------
Picnic Area
--------------------------------------------------------------------------------------------------------------------
Marine Mammals
--------------------------------------------------------------------------------------------------------------------
Underutilized (Acres)***                                                                                        384
--------------------------------------------------------------------------------------------------------------------
Access to Underutilized Portion                                                                                 TBD
--------------------------------------------------------------------------------------------------------------------
Utilities to Underutilized Portion                                                                              TBD
--------------------------------------------------------------------------------------------------------------------
Adjacent Uses to Underutilized Portion                                                                  Residential
--------------------------------------------------------------------------------------------------------------------
Comments
--------------------------------------------------------------------------------------------------------------------
Zoning/Entitlements/Legal Characteristics
--------------------------------------------------------------------------------------------------------------------
Ownership                                                                Tierco Maryland, Inc.
--------------------------------------------------------------------------------------------------------------------
Current Zoning                                                      455 Commercial, 67 Agriculture
--------------------------------------------------------------------------------------------------------------------
Surrounding Zoning                                                                TBD
--------------------------------------------------------------------------------------------------------------------
Local Zoning Authority                                                            TBD
--------------------------------------------------------------------------------------------------------------------
Process Notes                                                                     TBD
--------------------------------------------------------------------------------------------------------------------
Comments

--------------------------------------------------------------------------------------------------------------------
Demographics                                                         1 mile      5 miles             10 miles
--------------------------------------------------------------------------------------------------------------------
Population Size                                                       4,268      104,864             532,499
--------------------------------------------------------------------------------------------------------------------
Population Growth 1990-2000                                          23.71%       42.71%              11.07%
--------------------------------------------------------------------------------------------------------------------
Average Household Income                                           $101,190      $80,780             $63,419
--------------------------------------------------------------------------------------------------------------------
Median Household Income                                             $90,189      $72,494             $54,292
--------------------------------------------------------------------------------------------------------------------
Per Capita Income                                                   $34,269      $28,935             $23,409
--------------------------------------------------------------------------------------------------------------------
Median Property Value                                              $167,175      $164,042            $142,176
--------------------------------------------------------------------------------------------------------------------
Comments: Demographic data taken from Census 2000
--------------------------------------------------------------------------------------------------------------------
Tax Records
--------------------------------------------------------------------------------------------------------------------
Assessed Land Value                                                                $2,217,600
--------------------------------------------------------------------------------------------------------------------
Assd Improvements                                                                 $24,579,800
--------------------------------------------------------------------------------------------------------------------
Purchase Price                                                                     $7,792,033
--------------------------------------------------------------------------------------------------------------------
Estimated Tax for Underutilized Land                                             $293,812****
--------------------------------------------------------------------------------------------------------------------
Comments: Tax estimate is preliminary based on public records and must be verified
--------------------------------------------------------------------------------------------------------------------
Market Comparable Analysis *                                   High              Medium                Low
--------------------------------------------------------------------------------------------------------------------
Estimated Current Sale Price / SF                           $8.00 /SF            $5.75 /SF          $4.50 /SF
--------------------------------------------------------------------------------------------------------------------
Comments: Verify topography, zoning, utilities, traffic
--------------------------------------------------------------------------------------------------------------------
Estimated Value for Underutilized Land**                    12 months            Increase           36 Months
--------------------------------------------------------------------------------------------------------------------
High                                                       $     133,816,320              10%  $    147,197,952
--------------------------------------------------------------------------------------------------------------------
Medium                                                     $     96,180,480               15%  $    110,607,552
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Low                                                        $     75,271,680               20%  $     90,326,016
--------------------------------------------------------------------------------------------------------------------
Median                                                     $     104,544,000                   $    118,761,984
--------------------------------------------------------------------------------------------------------------------
Comments:
--------------------------------------------------------------------------------------------------------------------

* Market data show magnitude of price range of land within "X" mile radius per Co-Star Market Data 7/7/2005; No discussion with local owners; Additional research required to give more accurate pricing

**  Value estimate in preliminary order of magnitude

*** Assumes reported underutilized land square footage is 100% usable; No site tours or engineering studies have been undertaken

**** Preliminary estimate

[Context Map of "Scoreboard America - Largo, MD" omitted. Source: (c) 2005 MapQuest.com, Inc., (c) 2005 NAVTER]

[Location Map of "Scoreboard America - Largo, MD" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Site Map of "Scoreboard America - Largo, MD" omitted. Source: Keyhole.com]

[Current site image of "Scoreboard America - Largo, MD" omitted. Source:
Unknown]

7/18/2005

The Staubach Company

Attachment B - 071405 Scoreboard Site details Largo, MD


                                                          STAUBACH
                                                          A World of Real Estate Research

                       Scordboard Great Adventure - Jackson, NJ


NAME: Scoreboard Great Adventure                City/County: Jackson Ocean
-----------------------------------------------------------------------------------------------------------------------
ADDRESS: One Six Flags Blvd                     STATE/ZIP: NJ 08527
-----------------------------------------------------------------------------------------------------------------------
Site Characteristics
-----------------------------------------------------------------------------------------------------------------------
                                                                 Existing                                        Acres
-----------------------------------------------------------------------------------------------------------------------
Total Site                                                                                           2200
-----------------------------------------------------------------------------------------------------------------------
Amusement Park                                                       X
-----------------------------------------------------------------------------------------------------------------------
WaterPark                                                            X
-----------------------------------------------------------------------------------------------------------------------
Safari Park                                                          X
-----------------------------------------------------------------------------------------------------------------------
Campgrounds
-----------------------------------------------------------------------------------------------------------------------
Picnic Area
-----------------------------------------------------------------------------------------------------------------------
Marine Mammals
-----------------------------------------------------------------------------------------------------------------------
Underutilized (Acres)***                                                                                         1,565
-----------------------------------------------------------------------------------------------------------------------
Access to Underutilized Portion
-----------------------------------------------------------------------------------------------------------------------
Utilities to Underutilized Portion
-----------------------------------------------------------------------------------------------------------------------
Adjacent Uses to Underutilized Portion
-----------------------------------------------------------------------------------------------------------------------
Comments
-----------------------------------------------------------------------------------------------------------------------
Zoning/Entitlements/Legal Characteristics
-----------------------------------------------------------------------------------------------------------------------
Ownership                                                                   Six Flags America Theme Parks Inc. C/O Pts
-----------------------------------------------------------------------------------------------------------------------
Current Zoning                                                                      RC
-----------------------------------------------------------------------------------------------------------------------
Surrounding Zoning                                                     Park & Natural Area, Rural/ Env. Sensitive Area
-----------------------------------------------------------------------------------------------------------------------
Local Zoning Authority                                                             TBD
-----------------------------------------------------------------------------------------------------------------------
Process Notes
-----------------------------------------------------------------------------------------------------------------------
Comments: Highly rural
-----------------------------------------------------------------------------------------------------------------------
Demographics                                                          1 mile        5 miles             10 miles
-----------------------------------------------------------------------------------------------------------------------
Population Size                                                        1,104        19,159               154,897
-----------------------------------------------------------------------------------------------------------------------
Population Growth 1990-2000                                           81.58%        60.39%               23.96%
-----------------------------------------------------------------------------------------------------------------------
Average Household Income                                             $92,754        $89,869              $78,331
-----------------------------------------------------------------------------------------------------------------------
Median Household Income                                              $85,033        $77,192              $66,793
-----------------------------------------------------------------------------------------------------------------------
Per Capita Income                                                    $27,651        $28,991              $26,872
-----------------------------------------------------------------------------------------------------------------------
Median Property Value                                               $199,218       $211,419             $171,094
-----------------------------------------------------------------------------------------------------------------------
Comments: Demographic data taken from Census 2000
-----------------------------------------------------------------------------------------------------------------------
Tax Records
-----------------------------------------------------------------------------------------------------------------------
Assessed Land Value                                                                    $4,218,400
-----------------------------------------------------------------------------------------------------------------------
Assd Improvements                                                                     $93,636,000
-----------------------------------------------------------------------------------------------------------------------
Purchase Price                                                                                TBD
-----------------------------------------------------------------------------------------------------------------------
Estimated Tax for Underutilized Land                                               $2,361,341****
-----------------------------------------------------------------------------------------------------------------------
Comments: Tax estimate is preliminary based on public records and must be verified
-----------------------------------------------------------------------------------------------------------------------
Market Comparable Analysis *                                            High        Medium                 Low
-----------------------------------------------------------------------------------------------------------------------
Estimated Current Sale Price / SF                                  $1.25 /SF       $0.75 /SF            $0.50 /SF
-----------------------------------------------------------------------------------------------------------------------
Comments: Verify zoning, utility, open space rqmt., wetlands, traffic
-----------------------------------------------------------------------------------------------------------------------
Comments: Few comparables, verify quantity/ location of underutilized land, absorption timeframe
-----------------------------------------------------------------------------------------------------------------------
Estimated Value for Underutilized Land**                     12 months             Increase            36 Months
-----------------------------------------------------------------------------------------------------------------------
High                                                        $  59,649,975                     5%  $         62,632,474
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Medium                                                      $  35,789,985                     5%  $         37,579,484
-----------------------------------------------------------------------------------------------------------------------
Low                                                         $  23,859,990                     5%  $         25,052,990
-----------------------------------------------------------------------------------------------------------------------
Median                                                      $  41,754,983                         $         43,842,732
-----------------------------------------------------------------------------------------------------------------------
Comments: Assume 30% of underutilized land not available for development
-----------------------------------------------------------------------------------------------------------------------

* Market data show magnitude of price range of land within "X" mile radius per Co-Star Market Data 7/7/2005; No discussion with local owners; Additional research required to give more accurate pricing

**  Value estimate in preliminary order of magnitude

*** Assumes reported underutilized land square footage is 100% usable; No site tours or engineering studies have been undertaken

**** Preliminary estimate

[Context Map of "Scoreboard Great Adventure - Jackson NJ" omitted. Source:
(c) 2005 Mapquest.com, Inc.]

[Location Map of "Scoreboard Great Adventure - Jackson NJ" omitted. Source:
(c) 2005 MapQuest.com, Inc.; (c) NAVTER]

[Site Map of "Scoreboard Great Adventure - Jackson NJ" omitted. Source:
Keyhole.com]

[Current site image of "Scoreboard Great Adventure - Jackson NJ" omitted.
Source: Unknown]

7/18/2005

                                                            The Staubach Company

Attachment B - 071405 Scoreboard Site details Jackson, NJ


                                                STAUBACH
                                                A World of Real Estate Knowledge

                         Scoreboard St. Louis Eureka, MO

NAME: Scoreboard St. Louis                         City/County: Eureka St. Louis
---------------------------------------------------------------------------------------------------------------------
ADDRESS: 4900 Six Flags Rd                         STATE/ZIP: MO 63025
---------------------------------------------------------------------------------------------------------------------
Site Characteristics
---------------------------------------------------------------------------------------------------------------------
                                                                 Existing                          Acres
---------------------------------------------------------------------------------------------------------------------
Total Site                                                                                          497
---------------------------------------------------------------------------------------------------------------------
Amusement Park                                                      X
---------------------------------------------------------------------------------------------------------------------
WaterPark                                                           X
---------------------------------------------------------------------------------------------------------------------
Safari Park
---------------------------------------------------------------------------------------------------------------------
Campgrounds
---------------------------------------------------------------------------------------------------------------------
Picnic Area
---------------------------------------------------------------------------------------------------------------------
Marine Mammals
---------------------------------------------------------------------------------------------------------------------
Underutilized (Acres)***                                                                            365
---------------------------------------------------------------------------------------------------------------------
Access to Underutilized Portion
---------------------------------------------------------------------------------------------------------------------
Utilities to Underutilized Portion
---------------------------------------------------------------------------------------------------------------------
Adjacent Uses to Underutilized Portion
---------------------------------------------------------------------------------------------------------------------
Comments
---------------------------------------------------------------------------------------------------------------------
Zoning/Entitlements/Legal Characteristics
---------------------------------------------------------------------------------------------------------------------
Ownership                                                          Six Flags Theme Parks Inca De Corp
---------------------------------------------------------------------------------------------------------------------
Current Zoning                                      19% Res., 12% Agr., 32% Commercial
---------------------------------------------------------------------------------------------------------------------
Surrounding Zoning                                                                TBD
---------------------------------------------------------------------------------------------------------------------
Local Zoning Authority                                                            TBD
---------------------------------------------------------------------------------------------------------------------
Process Notes
---------------------------------------------------------------------------------------------------------------------
Comments
---------------------------------------------------------------------------------------------------------------------
Demographics                                                         1 mile      5 miles             10 miles
---------------------------------------------------------------------------------------------------------------------
Population Size                                                       2,268       20,829              225,331
---------------------------------------------------------------------------------------------------------------------
Population Growth 1990-2000                                           9.58%       45.24%              27.78%
---------------------------------------------------------------------------------------------------------------------
Average Household Income                                            $81,801      $78,941              $77,913
---------------------------------------------------------------------------------------------------------------------
Median Household Income                                             $72,069      $68,267              $63,797
---------------------------------------------------------------------------------------------------------------------
Per Capita Income                                                   $26,990      $26,688              $28,195
---------------------------------------------------------------------------------------------------------------------
Median Property Value                                              $120,833      $157,625            $153,126
---------------------------------------------------------------------------------------------------------------------
Comments: Demographic data taken from Census 2000
---------------------------------------------------------------------------------------------------------------------
Tax Records
---------------------------------------------------------------------------------------------------------------------
Assessed Land Value                                                                $2,236,680
---------------------------------------------------------------------------------------------------------------------
Assd Improvements                                                                  $2,693,790
---------------------------------------------------------------------------------------------------------------------
Purchase Price                                                                            TBD
---------------------------------------------------------------------------------------------------------------------
Estimated Tax for Underutilized Land                                              $67,573****
---------------------------------------------------------------------------------------------------------------------
Comments: Tax estimate is preliminary based on public records and must be verified
---------------------------------------------------------------------------------------------------------------------
Market Comparable Analysis *                                           High       Medium                Low
---------------------------------------------------------------------------------------------------------------------
Estimated Current Sale Price / SF                                 $3.00 /SF     $2.00 /SF            $1.00 /SF
---------------------------------------------------------------------------------------------------------------------
Comments: Verify zoning, topography, zoning, utilities
---------------------------------------------------------------------------------------------------------------------
Comments: Well located site near highway, but not many comparables
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Estimated Value for Underutilized Land**                    12 months             Increase           36 Months
---------------------------------------------------------------------------------------------------------------------
High                                                       $      33,388,740               5%  $          35,058,177
---------------------------------------------------------------------------------------------------------------------
Medium                                                     $      22,259,160               5%  $          23,372,118
---------------------------------------------------------------------------------------------------------------------
Low                                                        $      11,129,580               5%  $          11,686,059
---------------------------------------------------------------------------------------------------------------------
Median                                                     $      22,259,160                   $          23,372,118
---------------------------------------------------------------------------------------------------------------------
Comments:
---------------------------------------------------------------------------------------------------------------------

* Market data show magnitude of price range of land within "X" mile radius per Co-Star Market Data 7/7/2005; No discussion with local owners; Additional research required to give more accurate pricing

**  Value estimate in preliminary order of magnitude

*** Assumes reported underutilized land square footage is 100% usable; No site tours or engineering studies have been undertaken

**** Preliminary estimate

[Context Map of "Scoreboard St. Louis - Eureka, MO" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 Tele Atlas]

[Location Map of "Scoreboard St. Louis - Eureka, MO" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Site Map of "Scoreboard St. Louis - Eureka, MO" omitted. Source: Keyhole.com]

[Current site image of "Scoreboard St. Louis - Eureka, MO" omitted. Source:
    Unknown]

7/18/2005

                                                            The Staubach Company

Attachment B - 071405 Scoreboard details Eureka, MO


                                                          STAUBACH
                                                          A World of Real Estate Research

                     Scoreboard Great America - Gurnee, IL

NAME: Scoreboard Great America                          City/County: Gurnee Lake
-------------------------------------------------------------------------------------------------------------
ADDRESS: One Great America Parkway                      STATE/ZIP: IL 60031
-------------------------------------------------------------------------------------------------------------
Site Characteristics
-------------------------------------------------------------------------------------------------------------
                                                              Existing                                 Acres
-------------------------------------------------------------------------------------------------------------
Total Site                                                                                    440
-------------------------------------------------------------------------------------------------------------
Amusement Park                                                   X
-------------------------------------------------------------------------------------------------------------
WaterPark                                                        X
-------------------------------------------------------------------------------------------------------------
Safari Park
-------------------------------------------------------------------------------------------------------------
Campgrounds
-------------------------------------------------------------------------------------------------------------
Picnic Area
-------------------------------------------------------------------------------------------------------------
Marine Mammals
-------------------------------------------------------------------------------------------------------------
Underutilized (Acres)***                                                                      348
-------------------------------------------------------------------------------------------------------------
Access to Underutilized Portion
-------------------------------------------------------------------------------------------------------------
Utilities to Underutilized Portion
-------------------------------------------------------------------------------------------------------------
Adjacent Uses to Underutilized Portion
-------------------------------------------------------------------------------------------------------------
Comments
-------------------------------------------------------------------------------------------------------------
Zoning/Entitlements/Legal Characteristics
------------------------------------------------------------------------------------------------------------
Ownership                                                         Six Flags Great America
-------------------------------------------------------------------------------------------------------------
Current Zoning                                                              C/S1
-------------------------------------------------------------------------------------------------------------
Surrounding Zoning                                                      C/B2 and R2
-------------------------------------------------------------------------------------------------------------
Local Zoning Authority                                             Lake County, Illinois
-------------------------------------------------------------------------------------------------------------
Process Notes
-------------------------------------------------------------------------------------------------------------
Comments: Portion of the site may have been sold or under contract
-------------------------------------------------------------------------------------------------------------
Demographics                                                   1 mile       5 miles            10 miles
-------------------------------------------------------------------------------------------------------------
Population Size                                                 3,709       126,385             409,379
-------------------------------------------------------------------------------------------------------------
Population Growth 1990-2000                                    38.91%        50.86%             30.13%
-------------------------------------------------------------------------------------------------------------
Average Household Income                                      $72,675       $72,458             $74,865
-------------------------------------------------------------------------------------------------------------
Median Household Income                                       $64,167       $59,153             $59,631
-------------------------------------------------------------------------------------------------------------
Per Capita Income                                             $30,133       $25,625             $25,208
-------------------------------------------------------------------------------------------------------------
Median Property Value                                        $180,967       $161,256           $159,395
-------------------------------------------------------------------------------------------------------------
Comments: Demographic data taken from Census 2000
-------------------------------------------------------------------------------------------------------------
Tax Records
-------------------------------------------------------------------------------------------------------------
Assessed Land Value                                                    $13,607,312
-------------------------------------------------------------------------------------------------------------
Assd Improvements                                                      $13,537,490
-------------------------------------------------------------------------------------------------------------
Purchase Price                                                         TBD
-------------------------------------------------------------------------------------------------------------
Estimated Annual Tax for Underutilized Land                            $1,530,180****
-------------------------------------------------------------------------------------------------------------
Comments: Tax estimate is preliminary based on public records and must be verified
-------------------------------------------------------------------------------------------------------------
Market Comparable Analysis *                                High             Medium               Low
-------------------------------------------------------------------------------------------------------------
Estimated Current Sale Price / SF                         $6.00 /SF          $3.50 /SF         $2.50 /SF
-------------------------------------------------------------------------------------------------------------
Comments: Verify, topography, zoning, utilities
-------------------------------------------------------------------------------------------------------------
Estimated Value for Underutilized Land**                  12 months          Increase          36 Months
-------------------------------------------------------------------------------------------------------------
High                                                    $  63,667,296                  5%  $   66,850,661
-------------------------------------------------------------------------------------------------------------
Medium                                                  $  37,139,256                  5%  $   38,996,219
-------------------------------------------------------------------------------------------------------------
Low                                                     $  26,528,040                  5%  $   27,854,442
-------------------------------------------------------------------------------------------------------------
Median                                                  $  45,097,668                      $   47,352,551
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Comments: Assume 30% of underutilized land not available for development
--------------------------------------------------------------------------------

* Market data show magnitude of price range of land within "X" mile radius per Co-Star Market Data 7/7/2005; No discussion with local owners; Additional research required to give more accurate pricing

**  Value estimate in preliminary order of magnitude

*** Assumes reported underutilized land square footage is 100% usable; No site tours or engineering studies have been undertaken

**** Preliminary estimate

[Context Map of "Scoreboard Great America - Gurnee, IL" omitted. Source:
(c) 2005 MapQuest.com, Inc., (c) 2005 Tele Atlas]

[Location Map of "Scoreboard Great America - Gurnee, IL" omitted. Source:
(c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Site Map of "Scoreboard Great America - Gurnee, IL" omitted. Source:
Keyhole.com]

[Current site image of "Scoreboard Great America - Gurnee, IL" omitted. Source:
Unknown]

                                  7/18/2005

                                                            The Staubach Company

Attachment B - 071405 Scoreboard Site details Gurnee, IL

                 Scoreboard Frontier City - Oklahoma City, OK

                                                STAUBACH
                                                A World of Real Estate Knowledge


NAME: Scoreboard Frontier City                             City/County: Oklahoma City, Oklahoma
-----------------------------------------------------------------------------------------------------------------
ADDRESS: 11501 N.E. Expressway                             STATE/ZIP: 73131
-----------------------------------------------------------------------------------------------------------------
Site Characteristics
-----------------------------------------------------------------------------------------------------------------
                                                                Existing                                   Acres
-----------------------------------------------------------------------------------------------------------------
Total Site                                                                                                   109
-----------------------------------------------------------------------------------------------------------------
Amusement Park                                                     X
-----------------------------------------------------------------------------------------------------------------
WaterPark                                                          X
-----------------------------------------------------------------------------------------------------------------
Safari Park
-----------------------------------------------------------------------------------------------------------------
Campgrounds
-----------------------------------------------------------------------------------------------------------------
Picnic Area
-----------------------------------------------------------------------------------------------------------------
Marine Mammals
-----------------------------------------------------------------------------------------------------------------
Underutilized (Acres)***                                                                          54
-----------------------------------------------------------------------------------------------------------------
Access to Underutilized Portion
-----------------------------------------------------------------------------------------------------------------
Utilities to Underutilized Portion
-----------------------------------------------------------------------------------------------------------------
Adjacent Uses to Underutilized Portion
-----------------------------------------------------------------------------------------------------------------
Comments
-----------------------------------------------------------------------------------------------------------------
Zoning/Entitlements/Legal Characteristics
-----------------------------------------------------------------------------------------------------------------
Ownership                                                              Frontier City Partners
-----------------------------------------------------------------------------------------------------------------
Current Zoning                                                                   C3
-----------------------------------------------------------------------------------------------------------------
Surrounding Zoning                                                            PUD & C4
-----------------------------------------------------------------------------------------------------------------
Local Zoning Authority                                                          TBD
-----------------------------------------------------------------------------------------------------------------
Process Notes
-----------------------------------------------------------------------------------------------------------------
Comments
-----------------------------------------------------------------------------------------------------------------
Demographics                                                        1 mile       5 miles           10 miles
-----------------------------------------------------------------------------------------------------------------
Population Size                                              511                 48,546             337,781
-----------------------------------------------------------------------------------------------------------------
Population Growth 1990-2000                                         35.43%       27.51%             13.44%
-----------------------------------------------------------------------------------------------------------------
Average Household Income                                           $96,774       $63,285            $51,706
-----------------------------------------------------------------------------------------------------------------
Median Household Income                                            $63,176       $47,272            $36,987
-----------------------------------------------------------------------------------------------------------------
Per Capita Income                                                  $31,944       $23,985            $21,830
-----------------------------------------------------------------------------------------------------------------
Median Property Value                                             $167,500      $100,238            $82,887
-----------------------------------------------------------------------------------------------------------------
Comments: Demographic data taken from Census 2000
-----------------------------------------------------------------------------------------------------------------
Tax Records
-----------------------------------------------------------------------------------------------------------------
Assessed Land Value                                                                  $713,292
-----------------------------------------------------------------------------------------------------------------
Assd Improvements                                                                  $4,732,737
-----------------------------------------------------------------------------------------------------------------
Purchase Price                                                                            TBD
-----------------------------------------------------------------------------------------------------------------
Estimated Tax for Underutilized Land                                             $251,856****
-----------------------------------------------------------------------------------------------------------------
Comments: Tax estimate is preliminary based on public records and must be verified
-----------------------------------------------------------------------------------------------------------------
Market Comparable Analysis *                                  High              Medium                Low
-----------------------------------------------------------------------------------------------------------------
Recent Property Sales / Land SF                             $1.00 /SF           $0.50 /SF          $0.25 /SF
-----------------------------------------------------------------------------------------------------------------
Comments: Verify Riperian Rights, topography, zoning, utilities
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Estimated Value for Underutilized Land**                   12 months            Increase           36 Months
-----------------------------------------------------------------------------------------------------------------
High                                                   $          2,352,240            5%      $     2,469,852
-----------------------------------------------------------------------------------------------------------------
Medium                                                 $          1,176,120            5%      $     1,234,926
-----------------------------------------------------------------------------------------------------------------
Low                                                    $           588,060             5%      $         617,463
-----------------------------------------------------------------------------------------------------------------
Median                                                 $          1,470,150                    $     1,543,658
-----------------------------------------------------------------------------------------------------------------
Comments
-----------------------------------------------------------------------------------------------------------------

* Market data show magnitude of price range of land within "X" mile radius per Co-Star Market Data 7/7/2005; No discussion with local owners; Additional research required to give more accurate pricing

**  Value estimate in preliminary order of magnitude

*** Assumes reported underutilized land square footage is 100% usable; no site tours or engineering studies have been undertaken

**** Preliminary estimate

[Context Map of "Scoreboard Frontier City - Oklahoma City, OK" omitted. Source:
Mapquest]

[Location Map of "Scoreboard Frontier City - Oklahoma City, OK" omitted. Source:
Mapquest]

[Site Map of "Scoreboard Frontier City - Oklahoma City, OK" omitted. Source:
Keyhole.com]

[Current site image of "Scoreboard Frontier City - Oklahoma City, OK" omitted.
Source: Unknown]

                                  7/18/2005

                                                            The Staubach Company

Attatement B - 071405 Scoreboard Site details Oklahoma City, OK

               Scoreboard, Inc. - Scoreboard Theme Park Details


STAUBACH
A World of Real Estate Knowledge

          Theme Park                 Type                   Address                       Market(s)         Park Rank    DMA Ranking
------------------------------   ------------    ----------------------------       --------------------    ---------    -----------
High Value Underutilized Sites
Scoreboard America               Theme/          13710 Central Avenue               Baltimore/
                                 Water           Largo, MD 20774                    Washington D.C.            42        23/8

Scoreboard Magic Mountain        Theme           26101 Magic Mountain Parkway       Los Angeles                19             2
                                                 Valencia, CA 91355
Scoreboard Hurricane Harbor      Water           26101 Magic Mountain Parkway       Los Angeles                nm             2
                                                 Valencia, CA 91355
Scoreboard Great Adventure &     Theme           One Six Flags Boulevard            NY City/                   18            1/4
                                                 Jackson, NJ 08527                  Philadelphia
Scoreboard Wild Safari           Wildlife        One Six Flags Boulevard            NY City/                   nm            1/4
                                                 Jackson, NJ 08527                  Philadelphia
Scoreboard Hurricane Harbor      Water           One Six Flags Boulevard            NY City/                   12            1/4
                                                 Jackson, NJ 08527                  Philadelphia
Scoreboard Great America         Theme           One Great America Parkway          Chicago/                   23           3/33
                                                 Gurnee, IL 60031                   Milwaukee
Scoreboard Over Georgia          Theme           7561 Six Flags Parkway             Atlanta                    28             9
                                                 Austell, GA 30168
Scoreboard White Water Atlanta   Water           250 Cobb Parkway North             Atlanta                    11             9
                                                 Marietta, GA 30062
Scoreboard St. Louis             Theme           Allenton Six Flags Road            St. Louis                  39            21
                                                 Eureka, MO 63025
Frontier City                    Theme           11501 N.E. Expressway              Oklahoma City/ Tulsa       nm           45/60
                                                 Oklahoma City, OK 73131
Scoreboard AstroWorld &          Theme           21300 IH 45 N.                     Houston                    36            11
   Splashtown                                    Spring, TX 77373
Scoreboard Darien Lake &         Theme/Water     9993 Allegheny Road                Buffalo/Rochester/         41         44/75/79
   Camping Resort                                Darien Center, NY 14040            Syracuse
Scoreboard Elitch Gardens        Theme/Water     299 Walnut St.                     Denver                     44            18
                                                 Denver, CO 80204
Scoreboard Fiesta Texas          Theme           17000 IH-10 West                   San Antonio                36            37
                                                 San Antonio, TX 78257
Scoreboard Kentucky Kingdom      Theme/Water     937 Phillips Lane                  Louisville/                nm           50/65
                                                 Louisville, KY 40209               Lexington
Scoreboard Marine World          Theme           2001 Marine World Parkway          San Francisco/             35           5/19
                                                 Vallejo, CA 94589                  Sacramento
Scoreboard Mexico                Theme           Carretera Picacho al Ajusco        Mexico City                nm            nm
                                                 #1500
                                                 Col. Heroes de Padierna
                                                 Mexico, D.F. C.P.
Scoreboard New England           Theme           1623 Main St.                      Springfield/               34        106/48/27/6
                                                 Agawam, MA 01001                   Providence/
                                                                                    Hartford/
                                                                                    Boston
Scoreboard New Orleans           Theme           12301 Lake Forest Boulevard        New Orleans                nm            42
                                                 New Orleans, LA 70129
Enchanted Village and Wild       Water           36201 Enchanted Parkway South      Seattle-Tacoma             nm            12
   Waves                                         Federal Way, WA 98003
La Ronde                         Theme           22, Chemin MacDonald               City of Montreal           48            nm
                                                 Ile Sainte- Helen
                                                 Montreal (Quebec)
                                                 Canada H3C A69
The Great Escape                 Theme/Water     Rte 9.                             Lake George/Albany, NY     nm            55
                                                 Lake George, NY 12845
Waterworld USA/Concord           Water           1950 Waterworld Parkway            San Francisco              nm             5
                                                 Concord, CA 94520
Waterworld USA/Sacramento        Water           1600 Exposition Boulevard          Sacramento                 nm            19
                                                 Sacramento, CA 95815
White Water Bay                  Water           3908 W. Reno                       Oklahoma City              nm            45
                                                 Oklahoma City, OK 73107
Wyandot Lake                     Water           10101 Riverside Drive              Columbus, Ohio             nm            34
                                                 Powell, OH 43065
Warner Bros. Movie World Madrid  Theme           Carretera M-301Km 15,500           Madrid                     nm            nm
                                                 Camino Gozquez de Arriba
                                                 E-28330 San Martin de la
                                                 Vega, Madrid (Spain)

Scoreboard Over Texas            Theme           2201 Road to Six Flags             Dallas/Fort Worth          22             7
                                                 Arlington, TX 76010
Scoreboard Hurricane Harbor      Water           2201 Road to Six Flags             Dallas/Fort Worth           8             7
                                                 Arlington, TX 76010


                                                                                                      Permanent Resident
                                                                                                          Population
                                                                                                   ------------------------
                                    2003                                                            People          People
                                 Attendance     Acres in     Total     Unused       Acres Owned     within          within
          Theme Park              (000s)(1)      Use(2)      Acres      Acres        or Leased     50 miles       100 miles
------------------------------   ----------     --------    ------     ------       -----------    --------       ---------
High Value Underutilized Sites
Scoreboard America                  1,425          131        515         384          own            7.3           12.2

Scoreboard Magic Mountain           3,050          160        260         88           own           10.4           17.1

Scoreboard Hurricane Harbor          350           12         12          -            own           10.4           17.1

Scoreboard Great Adventure &        3,150          240       2,200      1,565          own           14.2           27.8

Scoreboard Wild Safari              1,000          350         3          -            own           14.2           27.8

Scoreboard Hurricane Harbor          460           45          3          -            own           14.2           27.8

Scoreboard Great America            2,575          92         306        214           own            8.7           13.4

Scoreboard Over Georgia             2,100          196        283         87           own            4.7            7.4

Scoreboard White Water Atlanta       500           57         69          12           own            4.7            7.4

Scoreboard St. Louis                1,675          132        497        365           own            2.7            3.9

Frontier City                        470           55         109         54           own            1.3            2.5

Scoreboard AstroWorld &             2,100          160        160         -            own            4.9            5.9
   Splashtown
Scoreboard Darien Lake &            1,460          386        980        594          lease           2.2            3.1
   Camping Resort
Scoreboard Elitch Gardens           1,350          67         67          -           lease           2.9            3.9

Scoreboard Fiesta Texas             1,700          206        206         -           lease           1.9            3.5

Scoreboard Kentucky Kingdom         1,000          58         58          -         lease/own         1.5            4.8

Scoreboard Marine World             1,725          138        138         -           lease           5.8           10.6

Scoreboard Mexico                   2,450          107        107         -           lease                          30

Scoreboard New England              1,750          127        230        139          lease           3.2           15.5

Scoreboard New Orleans              1,000          140        206         66          lease           1.6            3.1

Enchanted Village and Wild           825           65         65          -           lease           3.5            4.5
   Waves
La Ronde                            1,275          146        146         -           lease           4.3            5.8

The Great Escape                     750           132        357         32          lease           1.1            3.2

Waterworld USA/Concord               305           21         21          -           lease           7.6           11.1

Waterworld USA/Sacramento            320           14         14          -           lease           3.1           10.7

White Water Bay                      275           22         22          -           lease           1.2            2.2

Wyandot Lake                         370           22         22          -           lease           2.2            6.7

Warner Bros. Movie World Madrid     1,500          nm         150         nm          lease           4.0            6.7




Scoreboard Over Texas               2,600          200        200         -            own            5.5            6.6

Scoreboard Hurricane Harbor          560           45         47          2            own            2.7            3.9

              Source: Company Reports, Amusement Business, and IRG

Notes:

2003 attendance represent estimates by Amusement Business

Includes acreage currently dedicated to park usage. Additional acreage suitable for development exists at many of the facilities

Unused acreage information for Scoreboard Great Adventure also includes data for adjacent Scoreboard Wild Safari Animal Park and Scoreboard Hurricane Harbor

    DMA-Designated Market Area: measures the number of persons in television households within a given geographic area on a comparative basis

    NM-Not measurable

PRIVILEGED AND HIGHLY CONFIDENTIAL

Subject to terms of Confidentiality Agreement between the Recipient and Red Zone LLC.

The information contained herein is proprietary to Red Zone LLC and is not to be used by or distributed to any other person or entity without the prior written consent of Red Zone LLC.

Red Zone LLC makes no representation or warranty as to the reasonableness of the estimates or valuations contained herein and assumes no responsibility. Therefore, there is no guarantee that any of these estimates or projections will be achieved.

This information is provided for informational purposes only and no plan, arrangement, understanding, agreement or contract shall be deemed to exist between Recipient and Red Zone LLC as a result of Recipient's receipt of this information.

STAUBACH
--------
A World of Real Estate Knowledge

Confidential Memorandum

DATE:    JULY 18, 2005

TO:      DAVE PAUKEN
         JAY SLOAN

FROM:    GREG O'BRIEN
         KURT HAGLUND
         DAVID LAMORE

RE:      SCOREBOARD'S REAL ESTATE ASSETS

------------------------------------------------------------------------

Purpose:

The Staubach Company ("Staubach") was asked by a prospective client ("Client") to confidentially research the value of the underutilized real estate assets for a company code named "Scoreboard". The purpose of this analysis is to evaluate if Scoreboard's real estate assets can be sold to help generate cash for Scoreboard and its potential investors.

Methodology:

Staubach utilized basic site information provided by Client as a basis for determining which of Scoreboard's sites presented the best opportunity to generate cash. The data that was most useful was ownership status of each location, the size of the underutilized acreage associated with each site, and the overall real estate market valuations associated with the region of each site to determine the initial list of high value sites (attachment A).

Staubach accessed Scoreboard's web site to help determine site addresses, and publicly available aerial photos and "MapQuest" to locate the high value sites. The CoStar commercial real estate database, which provides a listing of land sites currently for sale across the United States, was used to help determine the approximate value of land for each site. Depending upon the market and the number of sites currently available through CoStar, Staubach used a radius of 5 to 15 miles from the target site to come up with comparable site values. Census data from public web sites and the Claritas economic database were used to help determine the economic stability of the area surrounding each site on a 1 mile, 5 mile and 10 mile radius. If publicly available, Staubach accessed tax records for each site. In one site, Valencia California, local Staubach personnel were able to on the tight time frame provide a more in-depth market analysis for the site than for other sites. The information that has been gathered on each site is shown in Attachment B.

Potential Value Estimates:

The chart below shows the potential value for the underutilized land for each of the high value sites.

The value ranges show median estimates based on immediate sale as currently zoned (12 month values), and a sale after the value add of an entitlements process (36 months values). Detailed analysis of the local entitlements process will be completed in the next phase.

------------------------------------------------------------------------------
                            Underutilized       12 month         36 Month
           Site                 Acres         Median Value     Median Value
------------------------------------------------------------------------------
Valencia, CA               88                        $47.0 M          $61.0 M
------------------------------------------------------------------------------
Largo, MD                  384                      $104.5 M         $118.8 M
------------------------------------------------------------------------------
Jackson, NJ                1,565                     $41.8 M          $43.8 M
------------------------------------------------------------------------------
Eureka, MO                 365                       $22.3 M          $23.4 M
------------------------------------------------------------------------------
Gurnee, IL                 348                       $45.1 M          $47.4 M
------------------------------------------------------------------------------
Oklahoma City, OK          54                         $1.5 M           $1.5 M
------------------------------------------------------------------------------

Reliability of Information:

Although the information obtained in this analysis is obtained from public and generally reliable sources, the much of the information was not verified by local market discussions or detailed analysis, given the discreet nature of this study. The values presented in this study are intended to help support an overall magnitude of potential market value for the underutilized land associated with Scorecard's real estate holdings. In order to maintain a high level of confidentiality regarding this assignment, wherever possible Staubach utilized publicly held market data to arrive at its conclusions. For evaluation purposes, Staubach believes that this information provides an indication of the value of each of the sites, however a more detailed analysis of each site, along with appropriate engineering, zoning, legal, and market analysis will need to be undertaken to ensure that the estimates are reasonable.

[Map of 15th St, Edmond, OK 73013, Vacant Land omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 GDT, Inc.]

This copyrighted report contains research licensed to the Staubach Company -
70575

This copyrighted report contains research licensed to The Staubach Company - 70575.

1.    15th St - Vacant land

Edmond, OK 73013
Land of 17.70 AC is for sale at $650,000 ($36,723.16/AC)

                             Investment Information

                              Sale Price: $650,000
                              Price/AC: $36,723.16

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 337


                                Land Information

Zoning:  PUD235A              Proposed Use:  MultiFamily
Density:  -                   Parcel Size:  17.70 AC  Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level
Off-Site Improv:  Sewer, Water

[Map of "15th St, Vacant Land" omitted.  Source: (c) 2005 MapQuest.com, Inc.,
(c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

2.    7500 NE 23rd St

Midwest City, OK 73141

Land of 164 AC is for sale at $380,000 ($2,317.07/AC)

                             Investment Information

                              Sale Price: $380,000
                               Price/AC: $2,317.07

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 240


                                Investment Notes

164 Acres or agricultural land is for sale. Sale price is $380,000.


                                Land Information

Zoning:  AA                   Proposed Use:  -
Density:  -                   Parcel Size:  164 AC    Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level

[Map of "7500 NE 23rd St." omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

3.    5709 NE 138th St - Vacant Land

Edmond, OK 73013
Land of 8.05 AC is for sale at $700,000 ($86,956.52/AC)

                             Investment Information

                              Sale Price: $700,000
                              Price/AC: $86,956.52

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 286


                                Investment Notes

8.05 acres of land for sale for $700,000.


                                Land Information

Zoning:  -                    Proposed Use:  MultiFamily
Density:  -                   Parcel Size:  8.05 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "5709 NE 138th St - Vacant Land" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

4.    Coltrane Pl @ Covell - Vacant Land

Edmond, OK 73034
Land of 7.50 AC is for sale at $800,000 ($106,666.67/AC)

                             Investment Information

                              Sale Price: $800,000
                              Price/AC: $106,666.67

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 415


                                Investment Notes

7.5 acres for sale for $650,000.


                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  7.50 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Coltrane PL @ Covell - Vacant Land" omitted. Source: (c) 2005 MapQuest.com, Inc., (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

5. I-35 @ NW 27th St

Moore, OK 73160
Land of 4 AC is for sale at $1,499,000 ($374,750/AC)

                             Investment Information

                             Sale Price: $1,499,000
                               Price/AC: $374,750

                               Sale Status: Active

                               Sale Conditions: -
                               Days on Market: 240

                                Investment Notes

4 acres of land for sale. Sale price is $1,499,000. Land is zoned both C-3 and R-1.

                                Land Information

Zoning:  C-3 & R-1            Proposed Use:  Commercial
Density:  -                   Parcel Size:  4 AC   Lot Dimensions: 237x389
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level

[Map of "I-35 @ NW 27th St" omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

[Map of 9100 Basil Ct, Largo, MD 20774, Vacant Land omitted. Source:
(c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

This copyrighted report contains research licensed to the Staubach Company -
70575

1.    9100 Basil Ct - Inglewood Business Comm, Vacant Land

Largo, MD 20774 - Landover/Largo/Captl Hts Submarket
Land of 8.08 AC is for sale at $1,520,000 ($188,142.10/AC)

                             Investment Information

                             Sale Price: $1,520,000
                              Price/AC: $188,142.10

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 86


                                Investment Notes

3 acres of vacant land available for $8.50/sf.


                                Land Information

Zoning:  I-3                  Proposed Use:  -
Density:  -                   Parcel Size:  8.08 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number:  13-2954261
Topography:  Level

[Map of "9100 Basil Ct. - Inglewood Business Comm., Vacant Land" omitted.
Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

2.    Bell Station Rd - Vacant Land

Glenn Dale, MD 20769 - Bowie Submarket
Land of 9 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 133


                                Land Information

Zoning:  C-M                  Proposed Use:  Retail

Density:  -                   Parcel Size:  9 AC      Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Bell Station Rd - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

3.    5610 Bell Station Rd

Glenn Dale, MD 20769 - Bowie Submarket
Land of 9.50 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 59


                                Investment Notes

Build-to-suit and pad site opportunities


                                Land Information

Zoning:  C-M                  Proposed Use:  -
Density:  -                   Parcel Size:  9.50 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Off-Site Improv:  Curb/Gutter/Sidewalk, Electricity, Gas, Sewer, Streets,
Water
Topography:  25,965 cars per day on Annapolis Rd (Rt 450)
            19,812 cars per day on Glenn Dale Blvd (Rt 193)

[Map of "5610 Bell Station Rd" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

4.    Brightseat Rd @ Spectrum Dr

Landover, MD 20785 - Landover/Largo/Captl Hts Submarket
Land of 12.30 AC is for sale at $5,357,880 ($435,600/AC)

                             Investment Information

                             Sale Price: $5,357,880
                               Price/AC: $435,600

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,681


                                Investment Notes

For sale at $10/sf


                                Land Information

Zoning:  I-3                  Proposed Use:  Commercial
Density:  -                   Parcel Size:  12.30 AC  Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level
Land Condition:  Freeway Visibility, Utilities
Exist Structure:  Raw Land

[Map of "Brightseat Rd @ Spectrum Dr." omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

5. Fernham Ln @ Parston Dr - Forestville Center, Vacant Land

Forestville, MD 20747 - Pennsylvania Ave Corridor Submarket
Land of 8.96 AC is for sale at $1,565,000 ($174,762.70/AC)

                             Investment Information

                             Sale Price: $1,565,000
                              Price/AC: $174,762.70

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 855


                                Investment Notes

Vacant Land For Sale at $1,565,000. -7917-8115 Fernham Ln (8115 Cryden Way):
$595,000 150,435 SF (3.453 acres) Lots 3-9 Forestville Comm Center - East of Fernham Lane: $420,000 (May not be sold independently) 105,328 SF (2.418 acres) pt/Parcel 73, Grid A-4, Tax Map 82 -South of Parston Drive: $550,000 159,496 SF (3.084 acres) pt/Parcel 15, Grid A-4, Tax Map 82


                                Land Information

Zoning:  I-1                  Proposed Use:  -
Density:  -                   Parcel Size:  8.96 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Fernham Ln. @ Partson Dr. - Forestville Center, Vacant Land" omitted.
Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

6. Fernham Ln @ Parston Dr - Forestville Center, Vacant Land

Forestville, MD 20747 - Pennsylvania Ave Corridor Submarket
Land of 33.59 AC is for sale at $3,340,000 ($99,431.69/AC)

                             Investment Information

                             Sale Price: $3,340,000
                              Price/AC: $99,431.69

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 855


                                Investment Notes

Located near the Intersection of Route 4 and the Capital Beltway. Zoned I-1:
Light Industrial. Offered for Sale at $3,340,000 (Individual Parcels May be sold separately)

                                Land Information

Zoning:  I-1                  Proposed Use:  Industrial
Density:  -                   Parcel Size:  33.59 AC  Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name: Vacant Land
Topography: Level

[Map of "Fernham Ln. @ Partson Dr. - Forestville Center, Vacant Land" omitted.
Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

7. Harry S Truman Dr @ Largo Dr W - The Woodlands

Largo, MD 20774 - Landover/Largo/Captl Hts Submarket
Land of 18.10 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 938


                                Investment Notes

Graded, with utilities and storm water management on site.


                                Land Information

Zoning:  CO                   Proposed Use:  Office

Density:  -                   Parcel Size:  18.10 AC  Lot Dimensions:  -
Number of Lots:  6            On-Site Improv:  -
Improvements:  -

Topography:  Level

[Map of "Harry S. Truman Dr. @ Largo Dr. W. - The Woodlands" omitted. Source:
Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

8.    Kaverton Rd @ Cryden Way - Vacant Land

Forestville, MD 20747 - Pennsylvania Ave Corridor Submarket
Land of 9.18 AC is for sale at $400,000 ($43,572.98/AC)

                             Investment Information

                              Sale Price: $400,000
                              Price/AC: $43,572.98

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 902


                                Investment Notes

9.18 Acres for sale at $400,000.


                                Land Information

Zoning:  I-1                  Proposed Use:  Industrial
Density:  -                   Parcel Size:  9.18 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Kaverton Rd @ Cryden Way - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

9.    Landover Rd @ Barlowe Rd

Hyattsville, MD 20785 - Landover/Largo/Captl Hts Submarket
Land of 9 AC is for sale at $1,200,000 ($133,333.33/AC)

                             Investment Information

                             Sale Price: $1,200,000
                              Price/AC: $133,333.33

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 765


                                Investment Notes

9 Acres, zoned CSC available for sale. Excellent gasoline/strip center site.


                                Land Information

Zoning:  CSC                  Proposed Use:  Retail
Density:  -                   Parcel Size:  9 AC      Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Parcel Number:  13-1542463
Topography:  Level

[Map of "Landover Rd @ Barlowe Rd." omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

10. Lottsford Rd @ Landover Rd - Inglewood Business Comm, Vacant Land

Landover, MD 20774 - Bowie Submarket
Land of 28.20 AC is for sale

                             Investment Information

                              Sale Price: For sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 2,863


                                Investment Notes

Vacant land available for sale in Inglewood Business Community. Finished lots, ready to develop. Lots available ranging from 3.6 acres to 10.4 acres. Asking price is $250,000-$350,000 per acre. Currently approximately 28.2 acres left. Property has convenient access to I-95. New Carrollton Metro stop and MARC station are within 2 miles, and property is at the same exit as the new Redskins stadium.


                                Land Information

Zoning:  I-3                  Proposed Use:  -
Density:  -                   Parcel Size:  28.20 AC  Lot Dimensions:  -
Number of Lots:  6            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Lottsford Rd @ Landover Rd. - Inglewood Business Comm., Vacant Land" omitted. Source: Mapquest]

[Image of "Lottsford Rd @ Landover Rd. - Inglewood Business Comm., Vacant Land" omitted. Source: Unknown]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

11.   Parston Dr - Vacant Land

Forestville, MD 20747 - Pennsylvania Ave Corridor Submarket
Land of 30 AC is for sale at $2,790,000 ($93,000/AC)

                             Investment Information

                             Sale Price: $2,790,000
                                Price/AC: $93,000

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,443


                                Investment Notes

Property has I-95 frontage and I-1 zoning. Available for build-to-suit or lot sales.

                                Land Information

Zoning:  I-1                  Proposed Use:  Industrial
Density:  -                   Parcel Size:  30 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Partson Dr. - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

12.   Parston Dr - Vacant Land

District Heights, MD 20747 - Pennsylvania Ave Corridor Submarket Land of 3 AC is for sale at $718,000 ($239,333.33/AC)

                             Investment Information

                              Sale Price: $718,000
                              Price/AC: $239,333.33

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 134


                                Investment Notes

Also available for lease at $1.00 PSF per year

                                Land Information

Zoning:  I-1                  Proposed Use:  -
Density:  -                   Parcel Size:  3 AC      Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

Off-Site Improv: Sewer, Water

[Map of "Partson Dr. - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

13. Pennsylvania Ave @ Westphalia Rd - Westphalia Center

Forestville, MD 20772 - Pennsylvania Ave Corridor Submarket
Land of 13 AC is for sale at $2,535,000 ($195,000/AC)

                             Investment Information

                             Sale Price: $2,535,000
                               Price/AC: $195,000

                           Sale Status: Under Contract
                               Sale Conditions: -

                               Days on Market: 829


                                Land Information

Zoning:  I-1                  Proposed Use:  Industrial
Density:  -                   Parcel Size:  13 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Westphalia Center
Topography:  Level
Street Frontage:  1,250 feet on Pennsylvania

[Map of "Pennsylvania Ave @ Westphalia Rd - Westphalia Center" omitted. Source:
Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

14.   2400 Sansbury Rd - Vacant Land

Largo, MD 20774 - Pennsylvania Ave Corridor Submarket
Land of 28 AC is for sale at $4,268,880 ($152,460/AC)

                             Investment Information

                             Sale Price: $4,268,880
                               Price/AC: $152,460

                           Sale Status: Under Contract
                               Sale Conditions: -

                              Days on Market: 1,591


                                Investment Notes

19 recorded sites (1,219,680 SF) graded. Adjacent to Elementary School. Ready for water, sewer, gas installation. Sites can be automatically combined for larger uses.

                                Land Information

Zoning:  I-1                  Proposed Use:  Industrial
Density:  -                   Parcel Size:  28 AC  Lot Dimensions:  700x770
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level
Street Frontage:  700 feet on Sansbury

[Map of "2400 Sansburry Rd - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

15.   Walker Mill Rd @ Addison Rd - Vacant Land

Capitol Heights, MD 20743 - Pennsylvania Ave Corridor Submarket Land of 6.41 AC is for sale at $598,000 ($93,291.73/AC)

                             Investment Information

                              Sale Price: $598,000
                              Price/AC: $93,291.73

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 762


                                Investment Notes

For Sale at $598,000. Available Land: Two Parcels Totaling 6.41 Acres Zoning:
I-1 (Light Industrial) Property Features: - Situated Adjacent to the Walker Mill Business Park - Located Within an Enterprise Zone, Entitling Owner to Numerous Tax Incentives on New Construction for Five Years: 100% Real Estate Tax Exemption in the First Year, 80% in the Second Year, 60% in the Third Year, 40% in the Fourth Year, and 20% in the Fifth Year - I-1 Zoning Allows for Several Uses Such As Restaurant, Car Wash, Food or Beverage Store, Fast Food Restaurant, Self Storage Facility, Private School, Office/Warehouse Uses, Wireless Telecommunications Facility

                                Land Information

Zoning:  I-1                  Proposed Use:  Industrial
Density:  -                   Parcel Size:  6.41 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Walker Mill Rd. @ Addison Rd. - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

[Map of "Applegarth Rd., Jamesburg, NJ 08831, Vacant Land" omitted. Source:
(c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

This report contains research licensed to the Staubach Company - 70575.

1.    Applegarth Rd - Vacant Land

Jamesburg, NJ 08831 - Brunswick Submarket
Land of 18 AC is for sale at $1,980,000 ($110,000/AC)

                             Investment Information

                             Sale Price: $1,980,000
                               Price/AC: $110,000

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 142


                                Land Information

Zoning:  Ind                  Proposed Use:  Industrial
Density:  -                   Parcel Size:  18 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number:  12-00041.00-00009.06-Q-FARM
Topography:  Level

[Map of "Applegarth Rd. - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

2.    40 Conover Rd - Vacant Land

East Windsor, NJ 08520 - Princeton South Submarket
Land of 7.70 AC is for sale at $450,000 ($58,441.56/AC)

                             Investment Information

                              Sale Price: $450,000
                              Price/AC: $58,441.56

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 2,710


                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  7.70 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number:  01-00046.00-00003.00
Topography:  Level

[Map of "40 Conover Rd - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

3.    135 N County Line Rd

Jackson, NJ 08527 - Ocean County Submarket
Land of 3.80 AC is for sale at $750,000 ($197,368.42/AC)

                             Investment Information

                              Sale Price: $750,000
                              Price/AC: $197,368.42

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 167


                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  3.80 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level

[Map of "135 N. County Line Rd." omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

4. Cranbury Station Rd @ Hightstown - Vacant Land

Cranbury, NJ 08512 - Brunswick Submarket
Land of 395 AC is for sale at $5,000,000 ($12,658.23/AC)

                             Investment Information

                             Sale Price: $5,000,000
                              Price/AC: $12,658.23

                           Sale Status: Under Contract
                               Sale Conditions: -

                               Days on Market: 86


                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  395 AC    Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Cranbury Station Rd @ Hightstown - Vacant Land" omitted. Source:
Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

5.    Crosswicks Hamilton Sq Rd - Vacant Land

Trenton, NJ 08620 - Princeton South Submarket
Land of 25.70 AC is for sale at $411,000 ($15,992.22/AC)

                             Investment Information

                              Sale Price: $411,000
                              Price/AC: $15,992.22

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 748


                                Investment Notes

A sale can be held with a 50% balloon mortgage.


                                Land Information

Zoning:  R120/40              Proposed Use:  Mixed Use
Density:  -                   Parcel Size:  25.70 AC  Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level
Land Condition:  Utilities
Off-Site Improv:  Gas, Sewer, Water

[Map of "Crosswicks Hamilton Sq Rd - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

6.    164 Dutch Neck Rd - Vacant Land

East Windsor, NJ 08520 - Princeton South Submarket
Land of 3.84 AC is for sale at $250,000 ($65,104.17/AC)

                             Investment Information

                              Sale Price: $250,000
                              Price/AC: $65,104.17

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 738


                                Investment Notes

The owner will consider long term land lease.


                                Land Information

Zoning:  Hwy Comm             Proposed Use:  Commercial
Density:  -                   Parcel Size:  3.84 AC   Lot Dimensions:  -
Number of Lots:  1            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number:  01-00056.00-00003.00

Topography:  Level
Land Condition:  Utilities
Off-Site Improv:  Sewer, Water

[Map of "164 Dutch Neck Rd. - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

7.    Halls Mill Rd @ Willow Brook Rd

Freehold, NJ 07728 - Western Monmouth Submarket
Land of 17.35 AC is for sale at $1,200,000 ($69,164.27/AC)

                             Investment Information

                             Sale Price: $1,200,000
                              Price/AC: $69,164.27

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 97


                                Land Information

Zoning:  -                    Proposed Use:  Industrial
Density:  -                   Parcel Size:  17.35 AC  Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level

[Map of "Halls Mill Rd @Willion Brook Rd." omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

8.    Highbridge Rd - Vacant Land

Bordentown, NJ 08505 - South Burlington County Submarket
Land of 90 AC is for sale at $7,500,000 ($83,333.33/AC)

                             Investment Information

                             Sale Price: $7,500,000
                              Price/AC: $83,333.33

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,303


                                Investment Notes

Vacant land available for sale. Can be used for new construction or redevelopment.

                                Land Information

Zoning:  R&D, HC              Proposed Use:  -
Density:  -                   Parcel Size:  90 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Highbridge Rd - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

9. Old Trenton Rd @ Princeton Hightstown Rd - Vacant Land

East Windsor, NJ 98520 - Princeton South Submarket
Land of 90 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,274

                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  90 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Old Trenton Rd @ Princeton Hightstown Rd. - Vacant Land" omitted.
Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

10.   359 Princeton Hightstown Rd - Vacant Land

East Windsor, NJ 08520 - Princeton South Submarket
Land of 4.05 AC is for sale at $899,990 ($222,219.75/AC)

                             Investment Information

                              Sale Price: $899,990
                              Price/AC: $222,219.75

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 688


                                Land Information

Zoning:  R.O                  Proposed Use:  Office

Density:  -                   Parcel Size:  4.05 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number:  01-00003.00-00003.01

Topography:  Level

[Map of "359 Princeton Hightstown Rd - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

11. Prodelin Way @ Rike Dr - Moto Business & Ind Park, Vacant Land

East Windsor, NJ 08520 - Western Monmouth Submarket
Land of 21.66 AC is for sale at $495,000 ($22,851.92/AC)

                             Investment Information

                              Sale Price: $495,000
                              Price/AC: $22,851.92

                           Sale Status: Under Contract
                               Sale Conditions: -

                              Days on Market: 1,806


                                Investment Notes

The property is vacant land for sale or build-to-suit. It is located off NJ Hwy 33 with easy access to Routes 9, 33, Interstate 95 and the NJ Tpke. The property is comprised of 3, 3 acre lots at $165,000 per lot or $495,000 for the entire 9 acres. Each lot can accommodate a 60,000 sf warehouse distribution/industrial or office building.

                                Land Information

Zoning:  -                    Proposed Use:  Industrial
Density:  -                   Parcel Size:  21.66 AC  Lot Dimensions:  -
Number of Lots:  3            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Prodelin Way @ Rike Dr - Moto Business and Ind. Park, Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]

This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

12.   42-2050 Prospect Plains Rd - Prospect Plains Rd

Cranbury, NJ 08512 - Brunswick Submarket
Land of 14.32 AC is for sale at $1,217,200 ($85,000/AC)

                             Investment Information

                             Sale Price: $1,217,200
                                Price/AC: $85,000

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 2,172


                                Investment Notes

Land is for sale at $90,000 per acre. Fully approved site with utilities in place. Recently rezoned for office professional use by Monroe Township in accordance with the new town master plan. Land type is flat/level. Estimated 1998 Taxes - $19,470.90.

                                Land Information

Zoning:  Office               Proposed Use:  Office

Density:  -                   Parcel Size:  14.32 AC  Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Prospect Plains Rd
Topography:  Level
Land Condition:  Utilities
Off-Site Improv:  Sewer, Water

[Map of "42-2050 Prospect Plains Rd. - Prospect Plains Rd." omitted. Source:
Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

13. Rising Sun Rd @ I-295 - Bordentown Business Park, Vacant Land - Lot 4.02

Bordentown, NJ 08505 - North Burlington County Submarket
Land of 5.11 AC is for sale at $400,000 ($78,277.89/AC)

                             Investment Information

                              Sale Price: $400,000
                              Price/AC: $78,277.89

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,312


                                Investment Notes

Lot 4.02 consists of 5.11 acres of land zoned REO (Research, Engineering, and Office) - wide variety of permitted uses including office, R&D, and light industrial. Frontage on the west side of I-295 on-ramp is 666.98', direct access to Bordentown-Hedding Road. Topography is flat and lightly wooded. Lot is available for sale asking $400,000. Improvements include: all off-site improvements completed, grading is complete and curbing is in place, all underground utilities in place, storm water management basin in place serving both lots, existing sanitary sewer lines. 125,000 gallon water tank for maximum fire protection. Bordentown Business Park provides direct access to Exit 546 of I-295 and Exit 7 of the NJ Turnpike. The site also provides immediate access to Routes 130 and 206. New York City is a 70 minute drive; Philadelphia 40 minutes; Trenton 10 minutes.

                                Land Information

Zoning:  REO                  Proposed Use:  Mixed Use
Density:  -                   Parcel Size:  5.11 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land - Lot 4.02
Topography:  Level
Land Condition:  Utilities
Off-Site Improv:  Sewer, Water
Street Frontage:  667 feet on Rising Sun

[Map of "Rising Sun @ I-295 - Bordentown Business Park, Vacant Land - Lot 4.02" omitted. Source: Mapquest]

[Graphic omitted.]

This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

14.   753 Route 130 W

East Windsor, NJ 08520 - Princeton South Submarket
Land of 3.50 AC is for sale
at $3,500,000 ($1,000,000/AC)

                             Investment Information

                             Sale Price: $3,500,000
                              Price/AC: $1,000,000

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 59


                                Investment Notes

A 20,000 square foot strip center has been approved for development on this property.

                                Land Information

Zoning:  Retail               Proposed Use:  Retail
Density:  -                   Parcel Size:  3.50 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  Raw land
Improvements:  -

Parcel Number:  01-00052.00-00002.00, 01-00052.00-00002.01

[Map of "753 Route 130 W" omitted.  Source: Mapquest]

[Image of "753 Route 130 W" omitted.  Source: Unknown]

This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

15.   3329 Route 206 - Wahlberg Property

Columbus, NJ 08505 - South Burlington County Submarket
Land of 29.85 AC is for
sale at $750,000 ($25,125.63/AC)

                             Investment Information

                              Sale Price: $750,000
                              Price/AC: $25,125.63

                               Sale Status: Active
                               Sale Conditions: -

                                Days on Market: 2


                                Investment Notes

Wahlberg Property, 3329 Route 206 Columbus, Mansfield Township, Burlington County, New Jersey. A 28.85+/- Acre parcel with a long term cell tower lease. Located at 3329 Route 206 at its junction with Route 68. Near I-295 and the New Jersey Turnpike.

Level, wooded acreage on highly visible Route 206.

                                Land Information

Zoning:  -                    Proposed Use:  Industrial, Retail, Mixed Use
Density:  -                   Parcel Size:  29.85 AC  Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level

Off-Site Improv:  Curb/Gutter/Sidewalk, Electricity, Gas, Sewer, Streets,
Water

[Map of "3329 Route 206 - Wahlberg Property" omitted.  Source: Mapquest]

[Image of "3329 Route 206 - Wahlberg Property" omitted.  Source: Unknown]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

16.   Route 33 E @ Milford Rd - Vacant Land

Hightstown, NJ 08520 - Princeton South Submarket
Land of 8 AC is for sale at $2,000,000 ($250,000/AC)

                             Investment Information

                             Sale Price: $2,000,000
                               Price/AC: $250,000

                              Sale Status: Activet
                               Sale Conditions: -

                               Days on Market: 955


                                Investment Notes

The property is less than 1 mile from the NJ Turnpike at the corner of Route 33 East and Milford Road (Rt 133). One Turnpike exit away from Six Flags Great Adventure. The Hightstown bypass starts at the intersection leading directly to Route 130 and Route 571 directly to Princeton.

                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  8 AC      Lot Dimensions:  -
Number of Lots:  4            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level
Land Condition:  Utilities
Off-Site Improv:  Sewer, Water

[Map of "Route 33 E. @ Milford Rd. - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

17.   W Route 37 @ Colonial Dr - Vacant Land

Manchester Township, NJ 08759 - Ocean County Submarket
Land of 50 AC is for sale at $5,000,000 ($100,000/AC)

                             Investment Information

                             Sale Price: $5,000,000
                               Price/AC: $100,000

                           Sale Status: Under Contract
                               Sale Conditions: -

                              Days on Market: 1,316


                                Investment Notes

This land parcel, which is zoned Town Center, is suitable for low impact uses, such as small offices and retail stores. Township: Manchester Township.

                                Land Information

Zoning:  TC                   Proposed Use:  -
Density:  -                   Parcel Size:  50 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level
Land Condition:  Utilities

[Map of "W. Route 37 @ Colonial Dr. - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

18.   Route 9 @ Alexander Ave - Vacant Land

Howell, NJ 07731 - Western Monmouth Submarket
Land of 10 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                           Sale Status: Under Contract
                               Sale Conditions: -

                               Days on Market: 414


                                Investment Notes

10 +/- acres for sale. Asking price is $250,000 per buildable acre. Please contact Ben Shapiro at (732) 790-1366 for additional information.

                                Land Information

Zoning:  -                    Proposed Use:  Office
Density:  -                   Parcel Size:  10 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Route 9 @ Alexander Ave - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

19.   N Route 9 @ Casino Dr - Vacant Land

Howell, NJ 07731 - Western Monmouth Submarket
Land of 13.50 AC is for sale at $2,000,000 ($148,148.15/AC)

                             Investment Information

                             Sale Price: $2,000,000
                              Price/AC: $148,148.15

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,310


                                Investment Notes

Land is also offered as build to suit.


                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  13.50 AC  Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "N Route 9 @ Casino Dr. - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]

This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

[20. Not Submitted]

21.   Rt 130 @ Rising Sun Rd - Vacant Land

Bordentown, NJ 08505 - North Burlington County Submarket
Land of 47 AC is for sale at $16,450,000 ($350,000/AC)

                             Investment Information

                             Sale Price: $16,450,000
                               Price/AC: $350,000

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 429


                                Investment Notes

Property has 2,200 feet of frontage on Rt 130 S and is zoned highway commercial (shopping center, hotel, office). Gas and electric available water and sewer at site.

                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  47 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Rt. 130 @ Rising Sun Rd - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

22.   Rt 33 @ Woodward Rd - Vacant Land

Manalapan, NJ 07726 - Western Monmouth Submarket
Land of 65 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,421


                                Land Information

Zoning:  Office               Proposed Use:  -
Density:  -                   Parcel Size:  65 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Rt. 33 @ Woodward Rd. - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

23.   Rt 37 @ Colonial Dr - Vacant Land

Manchester, NJ 08733 - Ocean County Submarket
Land of 16.72 AC is for sale at $1,800,000 ($107,655.50/AC)

                             Investment Information

                             Sale Price: $1,800,000
                              Price/AC: $107,655.50

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,653


                                Land Information

Zoning:  TC                   Proposed Use:  -
Density:  -                   Parcel Size:  16.72 AC  Lot Dimensions:  -
Number of Lots:  1            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level
Land Condition:  Utilities
Off-Site Improv:  Gas, Sewer, Water
Street Frontage:  327 feet on Rt 37

[Map of "Rt. 37 @ Colonial Dr. - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

24. 2132 Rt 37 W

Manchester, NJ 08733 - Ocean County Submarket
Land of 7.62 AC is for sale at
$3,500,000 ($459,317.59/AC)

                             Investment Information

                             Sale Price: $3,500,000
                              Price/AC: $459,317.59

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,653


                                Investment Notes

* One story, 3 bedroom, 1452-square-foot fram house on site. Used as a flower shop (Coopers Florist).

                                Land Information

Zoning:  HD-3A                Proposed Use:  -
Density:  -                   Parcel Size:  7.62 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number:  19-00038.00-00004.00
Topography:  Level

[Map of "2132 Rt. 37 W" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

25.   Rt 70 @ Rt 527 - Vacant Land

Toms River, NJ 08753 - Ocean County Submarket
Land of 3.50 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,059


                                Investment Notes

This land is located on the north side of Rt 70 and 527, directly across from the new Eckerd drug store. Build to suit up to 25,000 SF.

                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  3.50 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Rt. 70 @ Rt. 527 - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

26.   Rt 9 @ Cox Cro - Vacant Land

Toms River, NJ 08753 - Ocean County Submarket
Land of 34 AC is for sale at $6,500,000 ($191,176.47/AC)

                             Investment Information

                             Sale Price: $6,500,000
                              Price/AC: $191,176.47

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,059


                                Investment Notes

This property is located just south of Route 70. No wetlands.

                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  34 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

Off-Site Improv:  Gas, Sewer, Water
Street Frontage:  800 feet on Rt 9

[Map of "Rt. 9 @ Cox Cro. - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

27.   Rt 9 S @ Taylor Mills Rd - Vacant Land

Manalapan, NJ 07746 - Western Monmouth Submarket
Land of 5.50 AC is for sale at $1,400,000 ($459,317.59/AC)

                             Investment Information

                             Sale Price: $1,400,000
                              Price/AC: $254,545.45

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,926


                                Land Information

Zoning:  OP                   Proposed Use:  -
Density:  -                   Parcel Size:  5.50 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Rt. 9 S @ Taylor Mills Rd. - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

28. S Rt 9 - Vacant Land

Howell, NJ 07731 - Western Monmouth Submarket
Land of 7.20 AC is for sale at
$1,430,000 ($198,611.11/AC)

                             Investment Information

                             Sale Price: $1,430,000
                              Price/AC: $198,611.11

                           Sale Status: Under Contract
                               Sale Conditions: -

                              Days on Market: 1,345


                                Investment Notes

Land available for $100,000/acre.

Located on Rt 9 South, just south of Casino Drive light. 500 ft south of Howell Bowling Lanes, next to Tool Rental, across from One Stop Gas. Has a sign on the property, For Sale By Owner.

                                Land Information

Zoning:  highwycomm           Proposed Use:  Industrial
Density:  -                   Parcel Size:  7.20 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "S. Rt. 9 - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

29.   State Route 33 @ Airport Rd - Vacant Land

East Windsor, NJ 08520 - Princeton South Submarket
Land of 26 AC is for sale at $3,500,000 ($134,615.38/AC)

                             Investment Information

                             Sale Price: $3,500,000
                              Price/AC: $134,615.38

                           Sale Status: Under Contract
                               Sale Conditions: -

                              Days on Market: 1,109


                                Investment Notes

Approved for 202,000 square feet in total development. Land can be divided to
4.5 acres.

                                Land Information

Zoning:  Ind/Flex             Proposed Use:  Industrial
Density:  -                   Parcel Size:  26 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of  "State  Route  33 @  Airport  Rd.  - Vacant  Land"  omitted.  Source:
Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

30. 305 State Route 33

Manalapan, NJ 07726 - Western Monmouth Submarket
Land of 4.14 AC is for sale at
$2,350,000 ($567,482.07/AC)

                             Investment Information

                             Sale Price: $2,350,000
                              Price/AC: $567,482.07

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 122


                                Investment Notes

Motivated seller, strong growth area and high exposure location.

                                Land Information

Zoning:  C-3                  Proposed Use:  Commercial
Density:  -                   Parcel Size:  4.14 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Parcel Number:  28-00074.00-00002.01

Topography:  Level

[Map of "305 State Route 33" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

31.   24 Thomas J Rhodes Indust Dr - Lackland Property

Mercerville, NJ 08619 - Princeton South Submarket
Land of 6.90 AC is for sale at $863,000 ($125,072.46/AC)

                             Investment Information

                              Sale Price: $863,000
                              Price/AC: $125,072.46

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 106


                                Investment Notes

A 6.9 +/- acre Industrial (I) parcel in Hamilton Township. Engineering and wetlands delineation complete. This site is easily suitable for a 50,000 to 60,000 sf building and one of the few industrial zone parcels still available in Hamilton Township. Ideal site for company with substantial space requirement. Great location for highway access. Owner firm on price per acre of $125,000.

                                Land Information

Zoning:  I                    Proposed Use:  -
Density:  -                   Parcel Size:  6.90 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Lackland Property
Topography:  Level
Land Condition:  Utilities
Off-Site Improv:  Sewer, Water

[Map of "24 Thomas J Rhodes Indust. Dr. - Lackland Property" omitted. Source:
Mapquest]

[Image of "24 Thomas J Rhodes Indust. Dr. - Lackland Property" omitted. Source:
Unknown]

This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

32.   US Highway 130 @ Main St - Vacant Land

Hightstown, NJ 08520 - Princeton South Submarket
Land of 170 AC is for sale at $15,000,000 ($88,235.29/AC)

                             Investment Information

                             Sale Price: $15,000,000
                              Price/AC: $88,235.29

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 2,870


                                Investment Notes

This 166 acre site is for sale at $90,000 per acre. Site has 50 acres of wetlands, delineation has been completed and approved. Land topography is cleared and level farmland. Utilities, water and sewer, are on site. Ownership will sell the property subject to gaining all necessary approvals. (Quick approvals anticipated.) Located four miles to NJ Tpke, four miles to 195 and midpoint between NY and Philly.

                                Land Information

Zoning:  Industrial           Proposed Use:  Commercial
Density:  -                   Parcel Size:  170 AC    Lot Dimensions:  -
Number of Lots:  3            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

Land Condition:  Utilities
Off-Site Improv:  Sewer, Water
Exist Structure:  No

[Map of "US Highway 130 @ Main Strett - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

33. 1153 Us Highway 130

Robbinsville, NJ 08691 - Princeton South Submarket
Land of 6.75 AC is for sale
at $1,950,000 ($288,888.89/AC)

                             Investment Information

                             Sale Price: $1,950,000
                              Price/AC: $288,888.89

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 125


                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  6.75 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Parcel Number:  12-00027.00-00026.00
Topography:  Level

[Map of "1153 US Highway 130" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

34. US Highway 9 - Vacant Land

Howell, NJ 07731 - Western Monmouth Submarket
Land of 5 AC is for sale at
$1,300,000 ($260,000/AC)

                             Investment Information

                             Sale Price: $1,300,000
                               Price/AC: $260,000

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 545


                                Land Information

Zoning:  Retail               Proposed Use:  -
Density:  -                   Parcel Size:  5 AC      Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number:  21-00035.74-00004.00
Topography:  Level

[Map of "Us Highway 9 - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

35.   US Highway 9 @ Schank Rd

Howell, NJ 07731 - Western Monmouth Submarket
Land of 53 AC is for sale at $7,500,000 ($141,509.43/AC)

                             Investment Information

                             Sale Price: $7,500,000
                              Price/AC: $141,509.43

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 338


                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  53 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level

[Map of "Us Highway 9 @ Schank Rd." omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

36. US Highway 9 @ W Farm Rd

Howell, NJ 07731 - Western Monmouth Submarket
Land of 52 AC is for sale at
$15,600,000 ($300,000/AC)

                             Investment Information

                             Sale Price: $15,600,000
                               Price/AC: $300,000

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 122


                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  52 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  Development Area

Topography:  Level
Land Condition:  Corner Lot, Freeway Visibility
Exist Structure:  Small Buildings

[Map of "Us Highway 9 @ W. Farm Rd." omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

37. Wyckoffs Mills Rd @ Brick Yard Rd - Vacant Land

Cranbury, NJ 08512 - Brunswick Submarket
Land of 125 AC is for sale at $6,250,000 ($50,000/AC)

                             Investment Information

                             Sale Price: $6,250,000
                                Price/AC: $50,000

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 167


                                Investment Notes

Ideal for warehouse usage.  $55,000 / Acre.  100 Acres for sale.

                                Land Information

Zoning:  -                    Proposed Use:  Industrial
Density:  -                   Parcel Size:  125 AC    Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Wyckoffs  Mills Rd @ Brick Yard Rd. - Vacant Land"  omitted.  Source:
Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

[Map of Belvidere St @ Waukegan Rd, Waukegan, IL 60085, Vacant Land omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

This copyrighted report contains research licensed to the Staubach Company - 70575.

1.    1170 N Skokie Hwy

Portfolio of 2 properties in Gurnee, IL for sale at $1,585,000 ($253.52/SF)

                              Portfolio Information

                             Sale Price: $1,585,000
                                   Cap Rate: -

                           Sale Status: Under Contract
                               Sale Conditions: -
                                  Sale Type: -

                              Total Size: 6,252 SF
                            Total Land Area: 6.50 AC
                              Days on Market: 1,708

                            2 Properties in portfolio
                     Properties cannot be sold individually


                                Investment Notes

Building is available for sale along with 4 acres of land. For sale along with a 6,000 sf building. The traffic count around it is approximately 28,000 cars per day.

[Map of "1170 N. Skokie Hwy." omitted.  Source: Mapquest]

[Graphic omitted.]

This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

2.    Belvidere St @ Waukegan Rd - Vacant Land

Waukegan, IL 60085 - Far North Submarket
Land of 12 AC is for sale at $2,613,600 ($217,800/AC)

                             Investment Information

                             Sale Price: $2,613,600
                               Price/AC: $217,800

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,928


                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  12 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Belvidere St. @ Waukegan Rd - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

3. Delaney Rd @ Yorkhouse Rd - Oak Grove Business Park

Waukegan, IL 60087 - Far North Submarket
Land of 12 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 898


                                Investment Notes

The Park consists of a 34,500 square foot corporate headquarters facility owned and occupied by Laserage Technology Corporation. Available for sale are fully improved sites from 1.5 to 12 acres in size. The park has access points at Delany and York House Roads and a planned stoplight entrance on Delany Road. Additionally, rail service is available via Union Pacific Railroad. Sites are priced from $3.95/sq ft to $4.75/sq ft.

                                Land Information

Zoning:  Industrial           Proposed Use:  Industrial
Density:  -                   Parcel Size:  12 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level
Land Condition:  Utilities

Off-Site Improv:  Gas, Sewer, Water

[Map of "Delaney Rd. @ Yorkhouse Rd. - Oak Grove Business Park" omitted. Source:
Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

4. N Delany Rd @ Route 41

Gurnee, IL 60031 - Far North Submarket
Land of 3.26 AC is for sale at $550,000 ($168,484.25/AC)

                             Investment Information

                              Sale Price: $550,000
                              Price/AC: $168,484.25

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 785


                                Land Information

Zoning:  I-2                  Proposed Use:  Industrial

Density:  -                   Parcel Size:  3.26 AC   Lot Dimensions: 326x435
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level

[Map of "N. Delaney Rd. @ Route 41" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

5.    1000-1038 N Dilleys Rd

Gurnee, IL 60031 - Far North Submarket
Land of 4.50 AC is for sale at $1,176,120 ($261,360/AC)

                             Investment Information

                             Sale Price: $1,176,120
                               Price/AC: $261,360

                           Sale Status: Under Contract
                               Sale Conditions: -

                              Days on Market: 1,326


                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  4.50 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level
Street Frontage:  665 feet on Dilleys

[Map of "1000-1038 N. Dilleys Rd" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

6.    17684 W Gages Lake Rd - Vacant Land

Grayslake, IL 60030 - Far North Submarket
Land of 8.43 AC is for sale at $1,900,000 ($225,281.31/AC)

                             Investment Information

                             Sale Price: $1,900,000
                              Price/AC: $225,281.31

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 598


                                Investment Notes

Approximately 8.5 acres of land on the corner of Gages Lake and Almond Road in unincorporated Grayslake. Site has preliminary approval for 19 single family homes. Site is vacant except for two houses, sewer to site and water nearby. Property is centrally located between three schools.


                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  8.43 AC   Lot Dimensions: 1326x260
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number: 07-29-100-009
Topography:  Level

[Map of "17684 W. Gages Lake Rd. - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

7.    Grand Ave @ Green Bay Rd - Vacant Land

Waukegan, IL 60085 - Far North Submarket
Land of 6.50 AC is for sale at $2,700,000 ($415,384.62/AC)

                             Investment Information

                             Sale Price: $2,700,000
                              Price/AC: $415,384.62

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 198


                                Investment Notes

Potential use: Bank, restaurant, residential, development, car dealership, equipment sales. Located in a high traffic area. Adjacent to major intersection. Zoned and improved.

                                Land Information

Zoning:  B-3                  Proposed Use:  Retail
Density:  -                   Parcel Size:  6.50 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number: 08-19-100-012
Topography:  Level

[Map of "Grand Ave @ Green Bay Rd - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

8. E Grand Ave

Gurnee, IL 60031 - Far North Submarket
Land of 14.34 AC is for sale at $13,895,684 ($969,015.62/AC)

                             Investment Information

                             Sale Price: $13,895,684
                              Price/AC: $969,015.62

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,378


                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  14.34 AC  Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level
Land Condition:  Infrastructure

[Map of "E. Grand Ave." omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

9.    19055-19087 W Grand Ave - Vacant Land

Lake Villa, IL 60046 - Far North Submarket
Land of 6 AC is for sale at $867,000 ($144,500/AC)

                             Investment Information

                              Sale Price: $867,000
                               Price/AC: $144,500

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 85


                                Investment Notes

4 parcels of commercial and agricultural zoned land available.


                                Land Information

Zoning:  Commercial           Proposed Use:  Commercial
Density:  -                   Parcel Size:  6 AC      Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "19055-19087 W. Grand Ave. - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

10. I-94 @ Milwaukee Ave - Office/R&D Site

Gurnee, IL 60031 - Far North Submarket
Land of 11.43 AC is for sale at $3,660,000 ($320,209.97/AC)

                             Investment Information

                             Sale Price: $3,660,000
                              Price/AC: $320,209.97

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 428


                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  11.43 AC  Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Office/R&D Site
Topography:  Level

[Map of "I-94 @ Milwaukee Ave. - Office/R&D Site" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

11.   Peterson Rd @ Northwind Pky

Libertyville, IL 60048 - Central North Submarket
Land of 3.72 AC is for sale at $1,296,346 ($348,480.11/AC)

                             Investment Information

                             Sale Price: $1,296,346
                              Price/AC: $348,480.11

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 443


                                Land Information

Zoning:  O-2                  Proposed Use:  -
Density:  -                   Parcel Size:  3.72 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level

[Map of "Peterson Rd. @ Northwind Pky." omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

12. Route 120 @ I-94 - Tri-State Commerce Centre

Gurnee, IL 60031 - Far North Submarket
Land of 57 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,739


                                Investment Notes

Excellent site for corporate headquarters and offices. Sales price to be determined.

                                Land Information

Zoning:  I-1                  Proposed Use:  -
Density:  -                   Parcel Size:  57 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Tri-State Commerce Centre
Topography:  Level

[Map of  "Route  120 @ I-94 -  Tri-State  Commerce  Centre"  omitted.  Source:
Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

13.   Route 41 @ Hansen

Gurnee, IL 60031 - Far North Submarket
Land of 18 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,470


                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  18 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level

[Map of "Route 41 @ Hansen" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

14.   Route 45 @ Washington St - Vacant Land

Gurnee, IL 60031 - Far North Submarket
Land of 6.80 AC is for sale at $2,500,000 ($367,647.06/AC)

                             Investment Information

                             Sale Price: $2,500,000
                              Price/AC: $367,647.06

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,072


                                Land Information

Zoning:  Gen. Bus., AG        Proposed Use:  Retail
Density:  -                   Parcel Size:  6.80 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level
Land Condition:  Corner Lot, Utilities
Off-Site Improv:  Gas

[Map of "Route 45 @ Washington St. - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

15. N US Highway 45 @ Country Pl

Lindenhurst, IL 60046 - Far North Submarket
Land of 10 AC is for sale at $4,356,000 ($435,600/AC)

                             Investment Information

                             Sale Price: $4,356,000
                               Price/AC: $435,600

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 92


                                Investment Notes

Prime commercial land next to new subdivision.

                                Land Information

Zoning:  C                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  10 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level
Street Frontage:  864 feet on Us Highway 45
                  567 feet on Country

[Map of "N.US Highway 45 @ Country Pl." omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/7/2005

1.    Autumn View Terrace Dr - Vacant Land

Ellisville, MO 63011 - West County Submarket
Land of 11 AC is for sale at $3,354,120 ($304,920/AC)

                             Investment Information

                             Sale Price: $3,354,120
                               Price/AC: $304,920

                           Sale Status: Under Contract
                               Sale Conditions: -

                              Days on Market: 1,157


                                Investment Notes

There are 11 acres of vacant land available for sale at $5 per square foot.


                                Land Information

Zoning:  commercial           Proposed Use:  Commercial
Density:  -                   Parcel Size:  11 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level
Land Condition:  Utilities
Street Frontage:  2,000 feet on Autumn View Terrace

[Map of "Autumn View Terrace Dr - Vacant Land" omitted.  Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

2     Ellisville Towne Centre Dr @ Truman Blvd - Lot B

Ballwin, MO 63011 - West County Submarket
Land of 6.50 AC is for sale at $1,700,000 ($261,538.46/AC)

                             Investment Information

                             Sale Price: $1,700,000
                              Price/AC: $261,538.46

                           Sale Status: Under Contract
                               Sale Conditions: -

                              Days on Market: 1,316


                                Investment Notes

Could be used for office, retail, multi-family and more. 6.5 acres for sale at $7/sf. Not divisible. Utilities at site.

                                Land Information

Zoning:  C-2                  Proposed Use:  Commercial
Density:  -                   Parcel Size:  6.50 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Lot B
Topography:  Level
Land Condition:  Utilities

[Map of "Ellisville Towne Centre Dr @ Truman Blvd - Lot B" omitted. Source:
Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

3. Ellisville Towne Centre Dr @ Truman Blvd - Lot A

Ballwin, MO 63011 - West County Submarket
Land of 5.43 AC is for sale at $1,900,000 ($349,907.92/AC)

                             Investment Information

                             Sale Price: $1,900,000
                              Price/AC: $349,907.92

                           Sale Status: Under Contract
                               Sale Conditions: -

                              Days on Market: 1,316


                                Investment Notes

Could be used for office, retail, multi-family and more. 5.43 acres for sale at $7/sf. Not divisible. Utilities at site.

                                Land Information

Zoning:  C-2                  Proposed Use:  Commercial
Density:  -                   Parcel Size:  5.43 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Lot A
Topography:  Level
Land Condition:  Utilities

[Map of "Ellisville Towne Centre Dr @ Truman Blvd - Lot A" omitted. Source:
Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

4.    4500 Highway 109 - Vacant Land - 11 Acres

Eureka, MO 63025 - West County Submarket
Land of 11 AC is for sale at $2,635,380 ($239,580/AC)

                             Investment Information

                             Sale Price: $2,635,380
                               Price/AC: $239,580

                           Sale Status: Under Contract
                               Sale Conditions: -

                               Days on Market: 149


                                Investment Notes

$5.50 per square foot.

                                Land Information

Zoning:                       Proposed Use:  Commercial
Density:  -                   Parcel Size:  11 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land - 11 Acres
Topography:  Level
Land Condition:  Utilities
Traffic Count:  17,083 cars per day on Highway 109

[Map of "4500 Highway 109 - Vacant Land - 11 Acres" omitted. Source: Mapquest]

[Graphic omitted.]

This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

5.    5926-5934 Hunters Ford Rd - Vacant Land - 20 Acres

Pacific, MO 63069 - West County Submarket
Land of 20 AC is for sale at $300,000 ($15,000/AC)

                             Investment Information

                              Sale Price: $300,000
                                Price/AC: $15,000

                              Sale Status: Activet
                               Sale Conditions: -

                               Days on Market: 218


                                Land Information

Zoning:  -                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  20 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land - 20 Acres
Topography:  Level

[Map of "5926-5934 Hunters Ford Rd - Vacant Land - 20 Acres" omitted. Source:
Mapquest]

[Image of "5926-5934 Hunters Ford Rd - Vacant Land - 20 Acres" omitted. Source:
Unknown]

This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

6.    Hwy 109 @ Babler Park Dr  - Vacant Land

Wildwood, MO 63040 - West County Submarket
Land of 6.06 AC is for sale at $778,722 ($128,501.98/AC)

                             Investment Information

                              Sale Price: $778,722
                              Price/AC: $128,501.98

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,723


                                Investment Notes

$2.95 per square foot.

                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  6.06 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Hwy 109 @ Babler Park Dr - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

7.    Highway 109 @ Manchester Rd - Vacant Land

Wildwood, MO 63040 - West County Submarket
Land of 6.35 AC is for sale at $2,764,753 ($435,599.97/AC)

                             Investment Information

                             Sale Price: $2,764,753
                              Price/AC: $435,599.97

                           Sale Status: Under Contract
                               Sale Conditions: -

                               Days on Market: 87


                                Investment Notes

$10 per square foot.

                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  6.35 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Highway 109 @ Manchester Rd - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

8.    Highway 109 @ Manchester Rd - Vacant Land

Wildwood, MO 63040 - West County Submarket
Land of 15 AC is for sale at $2,400,000 ($160,000/AC)

                             Investment Information

                             Sale Price: $2,400,000
                               Price/AC: $160,000

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,712

                                Land Information

Zoning:  UD                   Proposed Use:  -
Density:  -                   Parcel Size:  15 AC     Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level
Land Condition:  Corner Lot

[Map of "Highway 109 @ Manchester Rd - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]

This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

9.    2601 Hwy 109 - Vacant Land

Wildwood, MO 63040 - West County Submarket
Land of 4.30 AC is for sale at
$1,873,080 ($435,600/AC)

                             Investment Information

                             Sale Price: $1,873,080
                               Price/AC: $435,600

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 57


                                Land Information

Zoning:  -                    Proposed Use:  MultiFamily
Density:  -                   Parcel Size:  4.30 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level
Off-Site Improv:  Sewer, Water
Street Frontage:  285 feet on Hwy 109
                  300 feet on Manchester

[Map of "2601 Hwy 109 - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

10.   Hwy 44 @ Thornton Rd

Pacific, MO 63069 - Franklin County Submarket
Land of 9.67 AC is for sale at $1,000,000 ($103,412.62/AC)

                             Investment Information

                             Sale Price: $1,000,000
                              Price/AC: $103,412.62

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 312


                                Land Information

Zoning:  C                    Proposed Use:  Commercial
Density:  -                   Parcel Size:  9.67 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Topography:  Level
Land Condition:  Corner Lot, Freeway Visibility, Utilities
Exist Structure:  none

[Map of "Hwy 44 @ Thornton Rd" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

11.   2400 Pond Rd - Vacant Land

Wildwood, MO 63040 - West County Submarket
Land of 6.06 AC is for sale at $660,000 ($108,910.89/AC)

                             Investment Information

                              Sale Price: $660,000
                              Price/AC: $108,910.89

                           Sale Status: Under Contract
                               Sale Conditions: -

                               Days on Market: 701


                                Land Information

Zoning:  NU                   Proposed Use:  -
Density:  -                   Parcel Size:  6.06 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number:  23W340024
Topography:  Level
Land Condition:  Utilities
Off-site Improv.  Gas, Water

[Map of "2400 Pond Rd - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

12. E Rose Ln - Schneider Industrial Park, Vacant Land/Lot 7

Pacific, MO 63069 - Franklin County Submarket
Land of 3.80 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                           Sale Status: Under Contract
                               Sale Conditions: -

                              Days on Market: 1,717


                                Investment Notes

Vacant Land for sale.

                                Land Information

Zoning:  Industrial           Proposed Use:  -
Density:  -                   Parcel Size:  3.80 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land/Lot 7
Topography:  Level

[Map of "E Rose Ln - Schneider Industrial Park, Vacant Land/Lot 7" omitted.
Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

13.   Thornton Rd @ Viaduct St - Vacant Land

Pacific, MO 63069 - West County Submarket
Land of 14 AC is for sale

                             Investment Information

                              Sale Price: For Sale
                                   Price/AC: -

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,043


                                Investment Notes

14 acres of land being subdivided into 5 tracts. 1.5 acres in the front - ideal for service station. 7 acre tract in the back. Molly Lane runs through the property. Hotel under construction down the street. *Zoned Commercial and Residential.


                                Land Information

Zoning:  Commercial &         Proposed Use:  -
Density:  Residential         Parcel Size:  14 AC     Lot Dimensions:  -
Number of Lots:  5            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Topography:  Level

[Map of "Thornton Rd @ Viaduct St - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

14.   16314 Truman Rd - Vacant Land

Ellisville, MO 63011 - West County Submarket
Land of 3.15 AC is for sale at $1,372,140 ($435,600/AC)

                             Investment Information

                             Sale Price: $1,372,140
                               Price/AC: $435,600

                           Sale Status: Under Contract
                               Sale Conditions: -

                               Days on Market: 886


                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  3.15 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number:  23U510111
Topography:  Level

[Map of "16314 Truman Rd - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

15.   655 Viola Ln - Vacant Land

Eureka, MO 63025 - West County Submarket
Land of 7.77 AC is for sale at $520,000 ($66,920.62/AC)

                             Investment Information

                              Sale Price: $520,000
                              Price/AC: $66,920.62

                               Sale Status: Active
                               Sale Conditions: -

                              Days on Market: 1,956


                                Investment Notes

Vacant land that is commercially zoned but is ideal for light industry according to the broker.

                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  7.77 AC   Lot Dimensions:  -
Number of Lots:  1            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land
Parcel Number:  29V410182
Topography:  Level
Land Condition:  Utilities
Off-Site Improv:  Gas, Sewer, Water

[Map of "655 Viola Ln - Vacant Land" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

16. 10 Williams Rd - Vacant Land Tract 2

Eureka, MO 63025 - West County Submarket
Land of 4.80 AC is for sale at $627,264 ($130,680/AC)

                             Investment Information

                              Sale Price: $627,264
                               Price/AC: $130,680

                               Sale Status: Active
                               Sale Conditions: -

                               Days on Market: 493

                                Land Information

Zoning:  -                    Proposed Use:  -
Density:  -                   Parcel Size:  4.80 AC   Lot Dimensions:  -
Number of Lots:  -            On-Site Improv:  -
Improvements:  -

Name:  Vacant Land Tract 2
Parcel Number:  29U230079
Topography:  Level

[Map of "10 Williams Rd - Vacant Land Tract 2" omitted. Source: Mapquest]

[Graphic omitted.]


This copyrighted report contains research licensed to The Staubach Company - 70575.
7/8/2005

[Map of Autumn View Terrace Dr, Ellisville, MO 63011, Vacant Land omitted. Source: (c) 2005 MapQuest.com, Inc.; (c) 2005 NAVTER]

This copyrighted report contains research licensed to The Staubach Company - 70575.


                                      -1-